UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	NOVEMBER 30, 2013

Emerging Markets Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Global Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended November 30, 2013, with most major market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving U.S. and European economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank (ECB) and the Bank of Japan as well as favorable corporate earnings reports, generally helped keep stocks in favor. Additionally, housing market gains in the U.S., U.K., and Australia aided the global investment landscape.

Europe, Japan were Performance Leaders

Assurances by the ECB that it would keep interest rates at historic lows for an extended period, followed by the cutting of its key lending rate to 0.25% late in the period, helped drive stock market gains in Europe. In addition, economic conditions throughout Europe improved, led by an expanding manufacturing sector, improving business and consumer sentiment, and a slowdown of the economic contraction in the peripheral countries. In the second calendar quarter of 2013, the 17-member eurozone emerged from its longest-ever recession (six consecutive quarters). Investors generally focused on these positive factors, pushing stocks higher despite the structural issues and high unemployment still plaguing the region.

In Japan, the central bank’s efforts to pull the nation out of its decades-long deflationary spiral and spark economic growth appeared to be working. Japan’s economy grew, and consumer prices increased. Late in the period, government officials announced the country’s inflation rate rose at a five-year high, suggesting their deflation-focused initiatives were gaining traction.

Overall, developed market stocks sharply outperformed their emerging market counterparts. Much of the lagging performance was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

International Equity Total Returns
For the 12 months ended November 30, 2013 (in U.S. dollars)
MSCI EAFE Index	24.84%	MSCI Europe Index	25.94%
MSCI EAFE Growth Index	23.45%	MSCI World Index	26.38%
MSCI EAFE Value Index	26.20%	MSCI Japan Index	32.84%
MSCI Emerging Markets Index	3.66%

3

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	6.48%(1)	16.47%	10.66%	7.06%	9/30/97
MSCI Emerging Markets Growth Index	—	5.51%	17.67%	11.07%	N/A(2)	—
MSCI Emerging Markets Index(3)	—	3.66%	16.86%	12.10%	N/A(2)	—
Institutional Class	AMKIX	6.77%(1)	16.73%	10.88%	10.79%	1/28/99
A Class(4) No sales charge* With sales charge*	AEMMX	6.30%(1) 0.23%(1)	16.24%(1) 14.86%(1)	10.40% 9.74%	8.50% 8.06%	5/12/99
C Class	ACECX	5.48%(1)	15.35%	9.57%	9.79%	12/18/01
R Class	AEMRX	5.95%(1)	15.94%	—	-3.34%	9/28/07
R6 Class	AEDMX	—	—	—	7.45%(1)(5)	7/26/13

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Benchmark data first available January 2001.

(3)

Effective January 2014, the fund’s benchmark changed from the MSCI Emerging Markets Growth Index to the MSCI Emerging Markets Index in order to simplify performance comparisons. The fund’s investment process did not change.

(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(5)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2003

*	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.75%	1.55%	2.00%	2.75%	2.25%	1.40%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

Emerging Markets gained 6.48%* for the 12 months ended November 30, 2013, compared with its benchmark, the MSCI Emerging Markets Growth Index, which advanced 5.51%.

Emerging market growth stocks generally demonstrated modest performance during the 12-month period, as key countries, including China and Brazil, experienced slowdowns in their economic growth rates. In addition, commodities prices largely declined during the period, further pressuring many markets. Speculation about the timing and magnitude of the U.S. Federal Reserve’s tapering of quantitative easing dominated investor sentiment throughout the second half of the period and led to fears of higher interest rates. These concerns weighed heavily on many emerging market currencies. In the final months of the period, signs of stabilization in China, firming economic data in Europe, and improving growth in the U.S. aided emerging market economies and companies with exposure to global growth.

The portfolio outperformed its benchmark for the period, primarily due to stock selection in the consumer discretionary, health care, and utilities sectors.

Russian Retailer was a Top Contributor

In terms of the portfolio’s favorable regional exposure, Russia was a leading contributor for the 12-month period, driven by strong stock selection. Among the portfolio’s top individual contributors was an overweight position in Russia’s Magnit OJSC, a consumer goods retailer that operates convenience stores, hypermarkets, and cosmetics stores. The company has been aggressively growing its footprint while maintaining same-store sales growth and steadily improving its operating margins due to moderating costs and a better negotiating position with suppliers.

Within the top-contributing consumer discretionary sector, the textiles industry offered standout performance, led by an overweight position in Eclat Textile. The Taiwan-based company, which primarily manufactures and distributes fabrics and garments, reported growing profits stemming from order adjustments, improved capacity utilization, and a growing customer base. In addition, the company said its new apparel factories, scheduled to open in late 2013 and early 2014 in Cambodia and Vietnam, would further increase monthly capacity.

Stock selection in Hong Kong also contributed favorably to portfolio performance, with a portfolio-only position in industrial glass manufacturer Xinyi Glass Holdings among the leading performance contributors. The company’s stock benefited from order gains due to improving conditions in the construction and automobile industries, two of the company’s key markets.

*	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

6

Brazil-Based Bank was a Main Detractor

The financials sector was among the largest detractors to relative performance, primarily due to exposure in the commercial banking industry. In particular, an underweight position in Brazil’s Itau Unibanco Holding, a provider of diversified financial products and services, was the top individual detractor. The company reported much higher-than-expected third-quarter earnings stemming from its efforts to avoid riskier loans and streamline costs. These results drove Itau Unibanco’s share price higher, and the portfolio’s underweight position detracted from relative results.

Another prominent detractor included an overweight position in South Korea-based Hyundai Glovis, an integrated logistics and distribution company. The company’s stock price declined as expectations for increased logistics business did not materialize.

Exposure to the materials sector weighed on relative performance, primarily due to weak relative results in the metals and mining industry. An overweight position in Grupo Mexico, a Mexico-based copper mining company, was among the portfolio’s largest detractors. The company’s share price struggled in the face of falling copper prices throughout much of the period.

Outlook

Looking ahead, we believe emerging markets will generally remain challenged, as long as investors’ concerns about currency weakness and current account deficits linger. Nevertheless, we believe domestic fundamentals will remain strong in many emerging market countries. Additionally, we believe improving conditions in the U.S., Europe, and China will help export-related businesses headquartered in emerging markets. Against this expected backdrop, we are seeking more attractive opportunities in export-related companies that appear positioned to benefit from the broader global recovery.

7

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Holdings	% of net assets
Samsung Electronics Co. Ltd.	7.1%
Tencent Holdings Ltd.	4.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0%
Itau Unibanco Holding SA ADR	2.8%
Naspers Ltd. N Shares	2.7%
CNOOC Ltd.	2.3%
MediaTek, Inc.	2.3%
China Overseas Land & Investment Ltd.	2.1%
Sberbank of Russia	1.9%
Magnit OJSC GDR	1.8%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.7%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.5)%

Investments by Country	% of net assets
China	21.6%
South Korea	14.9%
Taiwan	11.3%
Russia	8.5%
Brazil	8.1%
South Africa	6.1%
Mexico	5.6%
India	4.8%
Thailand	3.1%
Turkey	2.7%
Malaysia	2.2%
Indonesia	2.0%
Other Countries	8.8%
Cash and Equivalents*	0.3%

*	Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 – 11/30/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,017.20	$7.84	1.55%
Investor Class (before waiver)	$1,000	$1,017.20(2)	$8.70	1.72%
Institutional Class (after waiver)	$1,000	$1,019.10	$6.83	1.35%
Institutional Class (before waiver)	$1,000	$1,019.10(2)	$7.69	1.52%
A Class (after waiver)	$1,000	$1,016.60	$9.10	1.80%
A Class (before waiver)	$1,000	$1,016.60(2)	$9.96	1.97%
C Class (after waiver)	$1,000	$1,012.50	$12.86	2.55%
C Class (before waiver)	$1,000	$1,012.50(2)	$13.72	2.72%
R Class (after waiver)	$1,000	$1,015.10	$10.36	2.05%
R Class (before waiver)	$1,000	$1,015.10(2)	$11.21	2.22%
R6 Class (after waiver)	$1,000	$1,074.50(3)	$4.07(4)	1.12%
R6 Class (before waiver)	$1,000	$1,074.50(2)(3)	$4.98(4)	1.37%
Hypothetical
Investor Class (after waiver)	$1,000	$1,017.30	$7.84	1.55%
Investor Class (before waiver)	$1,000	$1,016.45	$8.69	1.72%
Institutional Class (after waiver)	$1,000	$1,018.30	$6.83	1.35%
Institutional Class (before waiver)	$1,000	$1,017.45	$7.69	1.52%
A Class (after waiver)	$1,000	$1,016.04	$9.10	1.80%
A Class (before waiver)	$1,000	$1,015.19	$9.95	1.97%
C Class (after waiver)	$1,000	$1,012.28	$12.86	2.55%
C Class (before waiver)	$1,000	$1,011.43	$13.72	2.72%
R Class (after waiver)	$1,000	$1,014.79	$10.35	2.05%
R Class (before waiver)	$1,000	$1,013.94	$11.21	2.22%
R6 Class (after waiver)	$1,000	$1,019.45(5)	$5.67(5)	1.12%
R6 Class (before waiver)	$1,000	$1,018.20(5)	$6.93(5)	1.37%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

(3)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through November 30, 2013.

(4)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 128, the number of days in the period from July 26, 2013 (commencement of sale) through November 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(5)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments

NOVEMBER 30, 2013

	Shares	Value
Common Stocks — 99.7%
BRAZIL — 8.1%
Anhanguera Educacional Participacoes SA	783,300	$ 5,221,441
BRF SA ADR	187,790	4,168,938
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	135,600	6,384,048
Hypermarcas SA	683,600	5,529,128
Itau Unibanco Holding SA ADR	950,615	13,375,153
Ultrapar Participacoes SA	127,600	3,154,127
		37,832,835
CANADA — 0.9%
Pacific Rubiales Energy Corp.	217,370	4,040,335
CHILE — 0.6%
SACI Falabella	329,941	3,026,134
CHINA — 21.6%
Brilliance China Automotive Holdings Ltd.	3,992,000	6,982,415
China Communications Services Corp. Ltd. H Shares	5,434,000	3,560,728
China Oilfield Services Ltd. H Shares	2,030,000	6,127,274
China Overseas Land & Investment Ltd.	3,112,000	9,674,133
China Railway Construction Corp. Ltd. H Shares	4,896,000	5,488,032
CNOOC Ltd.	5,317,000	10,891,121
ENN Energy Holdings Ltd.	1,028,000	7,240,043
Great Wall Motor Co. Ltd. H Shares	1,083,500	6,617,658
Haier Electronics Group Co. Ltd.	1,400,000	3,297,496
Hengan International Group Co. Ltd.	275,500	3,471,935
Industrial & Commercial Bank of China Ltd. H Shares	8,708,645	6,256,929
Ping An Insurance Group Co. H Shares	906,000	8,449,323
Shenzhou International Group Holdings Ltd.	942,000	3,560,196
Tencent Holdings Ltd.	341,800	19,769,382
		101,386,665
COLOMBIA — 0.7%
Cemex Latam Holdings SA(1)	420,540	3,117,046
HONG KONG — 1.5%
Xinyi Glass Holdings Ltd.	6,638,000	7,021,122
INDIA — 4.8%
HCL Technologies Ltd.	179,050	3,111,671
HDFC Bank Ltd.	300,659	3,181,722
ITC Ltd.	1,374,924	7,049,538
Tata Global Beverages Ltd.	1,001,074	2,385,340
Tata Motors Ltd.	1,069,965	6,826,613
		22,554,884
INDONESIA — 2.0%
PT AKR Corporindo Tbk	5,010,500	1,958,126
PT Bank Rakyat Indonesia (Persero) Tbk	4,258,500	2,652,107
PT Matahari Department Store Tbk(1)	2,821,500	2,724,207
PT Semen Gresik (Persero) Tbk	1,965,000	2,102,570
		9,437,010
MALAYSIA — 2.2%
Axiata Group Bhd	2,821,200	5,882,241
Sapurakencana Petroleum Bhd(1)	3,505,100	4,665,492
		10,547,733
MEXICO — 5.6%
Alfa SAB de CV, Series A	1,391,055	4,080,456
Alsea SAB de CV	1,045,817	3,146,657
Cemex SAB de CV ADR(1)	354,982	3,879,953
Gruma SAB de CV B Shares(1)	557,700	3,910,254
Grupo Financiero Banorte SAB de CV	748,796	5,106,867
Grupo Mexico SAB de CV	1,043,910	3,096,367
Promotora y Operadora de Infraestructura SAB de CV(1)	280,375	3,301,295
		26,521,849
PANAMA — 1.0%
Copa Holdings SA Class A	30,793	4,662,676
PERU — 0.9%
Credicorp Ltd.	33,944	4,361,804
PHILIPPINES — 1.4%
SM Investments Corp.	209,623	3,615,428
Universal Robina Corp.	1,109,660	3,054,575
		6,670,003
POLAND — 1.1%
Powszechny Zaklad Ubezpieczen SA	33,749	5,127,867
RUSSIA — 8.5%
Eurasia Drilling Co. Ltd. GDR	102,475	4,467,910
Magnit OJSC GDR	128,861	8,491,940
Mail.ru Group Ltd. GDR	101,465	4,195,578
MegaFon OAO GDR	83,350	2,688,871

11

Shares	Value

NovaTek OAO GDR	50,972	$ 6,702,818
Sberbank of Russia	2,912,672	9,075,708
Yandex NV A Shares(1)	107,049	4,255,198
		39,878,023
SOUTH AFRICA — 6.1%
Aspen Pharmacare Holdings Ltd.	246,502	6,354,263
Discovery Holdings Ltd.	369,636	2,956,508
Mr Price Group Ltd.	263,540	4,009,393
MTN Group Ltd.	128,360	2,498,095
Naspers Ltd. N Shares	135,283	12,918,227
		28,736,486
SOUTH KOREA — 14.9%
GS Retail Co. Ltd.	147,580	3,946,437
Hankook Tire Co. Ltd.	51,020	3,013,087
Hotel Shilla Co. Ltd.	47,020	3,052,324
Hyundai Motor Co.	5,910	1,407,276
Hyundai Wia Corp.	13,010	2,335,727
LG Chem Ltd.	15,200	4,172,352
NAVER Corp.	8,830	5,773,750
Orion Corp.	3,140	2,676,254
Samsung Electronics Co. Ltd.	23,522	33,205,960
Seoul Semiconductor Co. Ltd.	124,430	4,914,650
SK Hynix, Inc.(1)	72,310	2,418,760
Sung Kwang Bend Co. Ltd.	113,210	2,957,816
		69,874,393
TAIWAN — 11.3%
Chailease Holding Co. Ltd.	1,529,001	4,066,107
Eclat Textile Co. Ltd.	642,200	8,181,030
Ginko International Co. Ltd.	190,000	4,057,579
MediaTek, Inc.	735,000	10,828,547
Merida Industry Co. Ltd.	755,000	5,612,624
Merry Electronics Co. Ltd.	377,000	1,630,601
Taiwan Semiconductor Manufacturing Co. Ltd.	5,290,939	18,772,339
		53,148,827
THAILAND — 3.1%
Kasikornbank PCL NVDR	790,800	4,162,105
Minor International PCL	4,795,300	3,628,956
Shin Corp. PCL NVDR	1,202,000	2,901,121
Siam Cement PCL NVDR	325,700	3,996,444
		14,688,626
TURKEY — 2.7%
BIM Birlesik Magazalar AS	131,190	2,959,978
Pegasus Hava Tasimaciligi AS(1)	248,732	5,205,890
TAV Havalimanlari Holding AS	389,223	2,898,398
Tofas Turk Otomobil Fabrikasi	265,539	$ 1,740,873
		12,805,139
TURKMENISTAN — 0.7%
Dragon Oil plc	377,660	3,516,220
TOTAL COMMON STOCKS (Cost $347,036,260)		468,955,677
Temporary Cash Investments — 0.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.375%, 6/30/15, valued at $589,790), in a joint trading account at 0.06%, dated 11/29/13, due 12/2/13 (Delivery value $577,943)		577,940
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $705,324), in a joint trading account at 0.03%, dated 11/29/13, due 12/2/13 (Delivery value $693,530)		693,528
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 5/29/14, valued at $590,066), in a joint trading account at 0.04%, dated 11/29/13, due 12/2/13 (Delivery value $578,511)		578,509
SSgA U.S. Government Money Market Fund	1,784,654	1,784,654
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,634,631)		3,634,631
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $350,670,891)		472,590,308
OTHER ASSETS AND LIABILITIES — (0.5)%		(2,558,820)
TOTAL NET ASSETS — 100.0%		$470,031,488

Market Sector Diversification
(as a % of net assets)
Information Technology	22.9%
Consumer Discretionary	19.8%
Financials	17.3%
Consumer Staples	11.4%
Energy	9.3%
Industrials	7.3%
Materials	4.2%
Telecommunication Services	3.7%
Health Care	2.3%
Utilities	1.5%
Cash and Equivalents*	0.3%

*  Includes temporary cash investments and other assets and liabilities.

12

Notes to Schedule of Investments

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non-Voting Depositary Receipt

OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $350,670,891)	$472,590,308
Foreign currency holdings, at value (cost of $76,211)	76,494
Receivable for capital shares sold	35,945
Dividends and interest receivable	101,641
472,804,388

Liabilities
Disbursements in excess of demand deposit cash	1,781,622
Payable for investments purchased	44
Payable for capital shares redeemed	436,078
Accrued management fees	549,430
Distribution and service fees payable	5,726
2,772,900

Net Assets	$470,031,488

Net Assets Consist of:
Capital (par value and paid-in surplus)	$444,852,212
Undistributed net investment income	101,931
Accumulated net realized loss	(96,830,736)
Net unrealized appreciation	121,908,081
$470,031,488

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$421,274,219	47,485,628	$8.87
Institutional Class, $0.01 Par Value	$32,451,768	3,570,656	$9.09
A Class, $0.01 Par Value	$11,574,816	1,347,552	$8.59*
C Class, $0.01 Par Value	$3,570,508	441,231	$8.09
R Class, $0.01 Par Value	$1,133,314	129,929	$8.72
R6 Class, $0.01 Par Value	$26,863	2,955	$9.09

*  Maximum offering price $9.11 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $865,551)	$8,793,436
Interest	1,644
8,795,080

Expenses:
Management fees	8,287,900
Distribution and service fees:
A Class	33,572
C Class	35,383
R Class	5,293
Directors’ fees and expenses	17,868
Other expenses	11,750
8,391,766
Fees waived	(402,589)
7,989,177

Net investment income (loss)	805,903

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	37,370,430
Foreign currency transactions	(766,909)
36,603,521

Change in net unrealized appreciation (depreciation) on:
Investments	(6,385,182)
Translation of assets and liabilities in foreign currencies	(8,021)
(6,393,203)

Net realized and unrealized gain (loss)	30,210,318

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,016,221

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$805,903	$1,397,488
Net realized gain (loss)	36,603,521	13,533,591
Change in net unrealized appreciation (depreciation)	(6,393,203)	46,234,036
Net increase (decrease) in net assets resulting from operations	31,016,221	61,165,115

Distributions to Shareholders
From net investment income:
Investor Class	(1,646,742)	—
Institutional Class	(181,997)	(51,371)
A Class	(15,732)	—
Decrease in net assets from distributions	(1,844,471)	(51,371)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(57,978,517)	(46,952,076)

Redemption Fees
Increase in net assets from redemption fees	24,913	11,993

Net increase (decrease) in net assets	(28,781,854)	14,173,661

Net Assets
Beginning of period	498,813,342	484,639,681
End of period	$470,031,488	$498,813,342

Undistributed net investment income	$101,931	$757,588

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2013

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited

17

to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is

18

generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.250% to 1.850% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 1.050% to 1.650% for the Institutional Class and 0.900% to 1.500% for the R6 Class. Effective July 26, 2013, the investment advisor voluntarily agreed to waive 0.250% of its management fee. The investment advisor expects the fee waiver to continue through March 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the period ended November 30, 2013 was $359,579, $27,689, $11,309, $3,009, $981 and $22 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the period ended November 30, 2013 was 1.71% for the Investor Class, A Class, C Class and R Class, 1.51% for the Institutional Class and 1.36% for the R6 Class. The effective annual management fee after waiver for each class for the period ended November 30, 2013 was 1.62% for the Investor Class, A Class, C Class and R Class, 1.42% for the Institutional Class and 1.11% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans

19

provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 28% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 were $325,896,546 and $378,859,969, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013(1)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		235,000,000
Sold	7,313,071	$62,218,485	6,929,950	$53,455,116
Issued in reinvestment of distributions	186,256	1,607,394	—	—
Redeemed	(14,123,267)	(121,216,351)	(11,776,977)	(91,432,663)
	(6,623,940)	(57,390,472)	(4,847,027)	(37,977,547)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	967,833	8,551,403	765,815	6,099,475
Issued in reinvestment of distributions	20,606	181,954	6,334	51,366
Redeemed	(750,390)	(6,606,195)	(1,368,338)	(10,963,145)
	238,049	2,127,162	(596,189)	(4,812,304)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	756,334	6,291,182	275,763	2,115,216
Issued in reinvestment of distributions	1,779	14,890	—	—
Redeemed	(1,109,049)	(9,338,269)	(718,945)	(5,450,958)
	(350,936)	(3,032,197)	(443,182)	(3,335,742)
C Class/Shares Authorized	5,000,000		5,000,000
Sold	134,704	1,071,648	48,215	346,043
Redeemed	(133,416)	(1,038,723)	(177,535)	(1,274,469)
	1,288	32,925	(129,320)	(928,426)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	68,244	581,011	36,789	282,556
Redeemed	(38,453)	(321,946)	(23,118)	(180,613)
	29,791	259,065	13,671	101,943
R6 Class/Shares Authorized	50,000,000		N/A
Sold	2,955	25,000
Net increase (decrease)	(6,702,793)	$(57,978,517)	(6,002,047)	$(46,952,076)

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$41,087,770	$427,867,907	—
Temporary Cash Investments	1,784,654	1,849,977	—
Total Value of Investment Securities	$42,872,424	$429,717,884	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

21

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$1,844,471	$51,371
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$352,311,128
Gross tax appreciation of investments	$126,941,381
Gross tax depreciation of investments	(6,662,201)
Net tax appreciation (depreciation) of investments	$120,279,180
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$ (11,336)
Net tax appreciation (depreciation)	$120,267,844
Undistributed ordinary income	$1,555,506
Accumulated short-term capital losses	$(96,644,074)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$8.36	0.01	0.53	0.54	(0.03)	$8.87	6.48%	1.63%	1.72%	0.17%	0.08%	68%	$421,274
2012	$7.38	0.02	0.96	0.98	—	$8.36	13.28%	1.74%	1.74%	0.29%	0.29%	85%	$452,331
2011	$8.46	0.01	(1.09)	(1.08)	—	$7.38	(12.77)%	1.71%	1.71%	0.17%	0.17%	71%	$435,079
2010	$7.28	—(3)	1.18	1.18	—	$8.46	16.21%	1.72%	1.72%	(0.02)%	(0.02)%	87%	$583,978
2009	$4.17	0.01	3.13	3.14	(0.03)	$7.28	75.36%	1.78%	1.78%	0.11%	0.11%	126%	$567,248
Institutional Class
2013	$8.56	0.03	0.55	0.58	(0.05)	$9.09	6.77%	1.43%	1.52%	0.37%	0.28%	68%	$32,452
2012	$7.56	0.04	0.97	1.01	(0.01)	$8.56	13.43%	1.54%	1.54%	0.49%	0.49%	85%	$28,536
2011	$8.65	0.03	(1.12)	(1.09)	—	$7.56	(12.60)%	1.51%	1.51%	0.37%	0.37%	71%	$29,695
2010	$7.43	0.02	1.20	1.22	—	$8.65	16.42%	1.52%	1.52%	0.18%	0.18%	87%	$40,969
2009	$4.26	0.02	3.18	3.20	(0.03)	$7.43	75.92%	1.58%	1.58%	0.31%	0.31%	126%	$27,787

23

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2013	$8.09	(0.01)	0.52	0.51	(0.01)	$8.59	6.30%	1.88%	1.97%	(0.08)%	(0.17)%	68%	$11,575
2012	$7.16	—(3)	0.93	0.93	—	$8.09	12.99%	1.99%	1.99%	0.04%	0.04%	85%	$13,745
2011	$8.23	(0.01)	(1.06)	(1.07)	—	$7.16	(13.00)%	1.96%	1.96%	(0.08)%	(0.08)%	71%	$15,339
2010	$7.10	(0.02)	1.15	1.13	—	$8.23	15.92%	1.97%	1.97%	(0.27)%	(0.27)%	87%	$29,572
2009	$4.07	(0.01)	3.06	3.05	(0.02)	$7.10	75.24%	2.03%	2.03%	(0.14)%	(0.14)%	126%	$23,260
C Class
2013	$7.67	(0.06)	0.48	0.42	—	$8.09	5.48%	2.63%	2.72%	(0.83)%	(0.92)%	68%	$3,571
2012	$6.84	(0.05)	0.88	0.83	—	$7.67	12.13%	2.74%	2.74%	(0.71)%	(0.71)%	85%	$3,376
2011	$7.93	(0.07)	(1.02)	(1.09)	—	$6.84	(13.75)%	2.71%	2.71%	(0.83)%	(0.83)%	71%	$3,896
2010	$6.89	(0.07)	1.11	1.04	—	$7.93	15.09%	2.72%	2.72%	(1.02)%	(1.02)%	87%	$5,257
2009	$3.96	(0.05)	2.98	2.93	—	$6.89	73.99%	2.78%	2.78%	(0.89)%	(0.89)%	126%	$5,372
R Class
2013	$8.23	(0.02)	0.51	0.49	—	$8.72	5.95%	2.13%	2.22%	(0.33)%	(0.42)%	68%	$1,133
2012	$7.30	(0.02)	0.95	0.93	—	$8.23	12.74%	2.24%	2.24%	(0.21)%	(0.21)%	85%	$824
2011	$8.42	(0.03)	(1.09)	(1.12)	—	$7.30	(13.30)%	2.21%	2.21%	(0.33)%	(0.33)%	71%	$631
2010	$7.28	(0.04)	1.18	1.14	—	$8.42	15.66%	2.22%	2.22%	(0.52)%	(0.52)%	87%	$828
2009	$4.17	(0.02)	3.14	3.12	(0.01)	$7.28	74.94%	2.28%	2.28%	(0.39)%	(0.39)%	126%	$516
R6 Class
2013(4)	$8.46	—(3)	0.63	0.63	—	$9.09	7.45%	1.12%(5)	1.37%(5)	0.14%(5)	(0.11)%(5)	68%(6)	$27

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fund of American Century World Mutual Funds, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

31

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

32

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

33

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

35

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For the fiscal year ended November 30, 2013, the fund intends to pass through to shareholders $865,551, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2013, the fund earned $9,518,956 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2013 are $0.1797 and $0.0163, respectively.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80787 1401

ANNUAL REPORT	NOVEMBER 30, 2013

Global Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Global Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended November 30, 2013, with most major market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving U.S. and European economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank (ECB) and the Bank of Japan as well as favorable corporate earnings reports, generally helped keep stocks in favor. Additionally, housing market gains in the U.S., U.K., and Australia aided the global investment landscape.

Europe, Japan were Performance Leaders

Assurances by the ECB that it would keep interest rates at historic lows for an extended period, followed by the cutting of its key lending rate to 0.25% late in the period, helped drive stock market gains in Europe. In addition, economic conditions throughout Europe improved, led by an expanding manufacturing sector, improving business and consumer sentiment, and a slowdown of the economic contraction in the peripheral countries. In the second calendar quarter of 2013, the 17-member eurozone emerged from its longest-ever recession (six consecutive quarters). Investors generally focused on these positive factors, pushing stocks higher despite the structural issues and high unemployment still plaguing the region.

In Japan, the central bank’s efforts to pull the nation out of its decades-long deflationary spiral and spark economic growth appeared to be working. Japan’s economy grew, and consumer prices increased. Late in the period, government officials announced the country’s inflation rate rose at a five-year high, suggesting their deflation-focused initiatives were gaining traction.

Overall, developed market stocks sharply outperformed their emerging market counterparts. Much of the lagging performance was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

International Equity Total Returns
For the 12 months ended November 30, 2013 (in U.S. dollars)
MSCI EAFE Index	24.84%	MSCI Europe Index	25.94%
MSCI EAFE Growth Index	23.45%	MSCI World Index	26.38%
MSCI EAFE Value Index	26.20%	MSCI Japan Index	32.84%
MSCI Emerging Markets Index	3.66%

3

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	29.15%	16.44%	9.28%	8.77%	12/1/98
MSCI World Index	—	26.38%	15.26%	7.40%	4.51%(1)	—
Institutional Class	AGGIX	29.42%	16.68%	9.51%	4.49%	8/1/00
A Class(2) No sales charge* With sales charge*	AGGRX	28.83% 21.41%	16.16% 14.81%	9.01% 8.37%	7.81% 7.38%	2/5/99
C Class	AGLCX	27.97%	15.31%	8.21%	7.28%	3/1/02
R Class	AGORX	28.51%	15.89%	—	7.29%	7/29/05
R6 Class	AGGDX	—	—	—	11.68%(3)	7/26/13

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 11/30/98, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.10%	0.90%	1.35%	2.10%	1.60%	0.75%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Keith Creveling and Brent Puff

Performance Summary

Global Growth returned 29.15%* for the 12 months ended November 30, 2013, compared with its benchmark, the MSCI World Index, which returned 26.38%.

Global equity markets posted robust returns during the 12-month period, despite ongoing weakness in global economic recovery. Continued stimulus by central banks around the world, combined with improving economic and corporate data, led most markets to finish the period with double-digit gains. Developed markets largely outperformed emerging markets, and small- and mid-cap stocks generally outpaced large-cap holdings. Meanwhile, global stocks in the growth style slightly underperformed global value stocks.

Overall, strong stock selection in the United States and Canada contributed favorably to the portfolio’s performance. Stock selection in Italy as well as positioning in emerging markets, particularly in Brazil, were detrimental to the portfolio’s relative results. Among sectors, security selection and positioning in consumer discretionary holdings drove outperformance. Stock choices in the industrials sector also contributed favorably to results. Conversely, holdings in the information technology and financials sectors were among the top relative detractors.

Internet Holdings Lead Contributors

The portfolio’s overweight positions in several internet retailers led the consumer discretionary sector to be among the top contributors to relative performance. U.S.-based online travel site priceline.com helped to bolster results as the company’s stock climbed steadily over the 12-month period, driven by increases in European penetration and market share gains from its Booking.com unit. The company’s earnings and revenues consistently surprised on the upside, further boosting its stock price. Japan-based internet shopping site Rakuten also added to relative gains, appreciating over 80% during the period as the company’s core online commerce site continued to deliver strong revenue trends.

Elsewhere in Japan, an overweight position in financial services group ORIX was another key relative contributor, benefiting from the gradual but steady improvement in Japan’s economy. The company’s share price also received a boost following its acquisition of Netherlands-based asset management company Robeco, which is expected to increase its global reach.

Among industrials holdings, B/E Aerospace, a U.S.-based manufacturer of cabin interiors for the commercial aviation industry, was a top contributor. The company benefited from increasing aircraft production by airliner manufacturers as commercial air carriers began to update aging fleets.

*  All fund returns referenced in this commentary are for Investor Class shares.

6

Technology Companies Main Detractors

Technology sector holdings were among the main relative detractors during the period. Prominent individual detractors included U.S.-based personal technology developer Apple, whose stock appreciated as the company negotiated a distribution deal with China Mobile. Although not holding Apple for most of the fiscal year was detrimental to returns, we stand by our decision. We believe that the trajectory of its growth rate has started to decelerate and will level off, putting margins under pressure. Therefore, it does not meet our earnings acceleration criteria.

An overweight position in U.S.-based Equinix, a data center operator, was also among the portfolio’s top detractors. The company’s stock declined in reaction to a rival’s announcement of lower-than-expected quarterly profits and lowered guidance for fiscal 2013. We believe that the market reaction to these events was overdone, and that the company, whose fundamentals remain strong, is positioned to continue to grow its revenues and profits.

U.S.-based data warehousing and cloud computing provider Teradata also saw weak relative performance. We sold the holding after management warned that disappointing demand, particularly in Asia, Africa, and the Middle East, would negatively impact the company’s earnings outlook. Elsewhere, underperformance of Italian holdings was attributed primarily to oilfield services company Saipem, which tumbled after its new management team dramatically cut 2013 earnings expectations. Consequently, we exited the portfolio’s position in the holding.

Outlook

We continue to adhere to our strict bottom-up stock picking process while remaining aware of the macroeconomic environment. As global economies continue to show modest signs of recovery, the portfolio maintains an overweight position in the U.S., where growth and employment trends have seen steady improvements. We maintain an underweight to Japan, where we continue to focus on opportunities in companies that we believe can benefit from a weakening yen, while closely monitoring the government’s stimulative economic policies to determine if these trends are sustainable. We are likewise underweight in Europe as we monitor the strength of the region’s economic recovery, relative to that of the U.S.

We remain focused on companies that we believe are likely to achieve higher margins via accelerating revenue growth and cost savings. We continue to invest in businesses that we believe will be beneficiaries of durable, long-lasting trends that will persist regardless of the macroeconomic backdrop. From a sector perspective, we believe that holdings in the consumer discretionary, information technology, and industrials sectors appear poised to benefit from increased global growth, which is reflected in the portfolio’s overweight positioning relative to the benchmark. Conversely, we see fewer opportunities in financials and telecommunication services leading to underweight positions, relative to the benchmark, in those sectors.

7

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Holdings	% of net assets
Google, Inc., Class A	3.1%
priceline.com, Inc.	2.2%
Precision Castparts Corp.	1.9%
Facebook, Inc., Class A	1.8%
Home Depot, Inc. (The)	1.8%
Monsanto Co.	1.7%
Roche Holding AG	1.7%
IntercontinentalExchange Group, Inc.	1.6%
FedEx Corp.	1.5%
Toyota Motor Corp.	1.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	59.2%
Foreign Common Stocks	38.1%
Total Common Stocks	97.3%
Temporary Cash Investments	3.8%
Other Assets and Liabilities	(1.1)%

Investments by Country	% of net assets
United States	59.2%
United Kingdom	8.0%
Japan	7.1%
Switzerland	3.3%
France	2.9%
Hong Kong	2.4%
Sweden	2.2%
Netherlands	2.1%
Other Countries	10.1%
Cash and Equivalents*	2.7%

*  Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 – 11/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,155.80	$5.89	1.09%
Institutional Class	$1,000	$1,157.10	$4.81	0.89%
A Class	$1,000	$1,154.10	$7.24	1.34%
C Class	$1,000	$1,149.50	$11.26	2.09%
R Class	$1,000	$1,152.50	$8.58	1.59%
R6 Class	$1,000	$1,116.80(2)	$2.75(3)	0.74%
Hypothetical
Investor Class	$1,000	$1,019.60	$5.52	1.09%
Institutional Class	$1,000	$1,020.61	$4.51	0.89%
A Class	$1,000	$1,018.35	$6.78	1.34%
C Class	$1,000	$1,014.59	$10.56	2.09%
R Class	$1,000	$1,017.10	$8.04	1.59%
R6 Class	$1,000	$1,021.36(4)	$3.75(4)	0.74%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through November 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 128, the number of days in the period from July 26, 2013 (commencement of sale) through November 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)	Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments

NOVEMBER 30, 2013

	Shares	Value
Common Stocks — 97.3%
AUSTRALIA — 0.6%
CSL Ltd.	51,783	$ 3,239,622
AUSTRIA — 0.7%
Erste Group Bank AG	118,110	4,158,243
BRAZIL — 0.9%
Itau Unibanco Holding SA ADR	384,170	5,405,272
CANADA — 1.3%
Canadian Pacific Railway Ltd.	48,900	7,450,399
CHINA — 1.1%
Ctrip.com International Ltd. ADR(1)	32,140	1,535,649
ENN Energy Holdings Ltd.	684,000	4,817,306
		6,352,955
DENMARK — 1.7%
Novo Nordisk A/S B Shares	30,144	5,400,409
Pandora A/S	83,567	4,335,370
		9,735,779
FRANCE — 2.9%
Carrefour SA	189,420	7,453,843
Rexel SA	148,260	3,758,158
Sanofi	52,471	5,549,808
		16,761,809
HONG KONG — 2.4%
BOC Hong Kong Holdings Ltd.	446,000	1,507,272
Hang Seng Bank Ltd.	276,200	4,506,814
Sands China Ltd.	1,062,000	8,034,298
		14,048,384
INDIA — 0.5%
Tata Motors Ltd. ADR	90,074	2,924,703
ITALY — 0.6%
Prada SpA	331,900	3,204,457
JAPAN — 7.1%
Daikin Industries Ltd.	101,800	6,459,076
Keyence Corp.	13,800	5,543,170
ORIX Corp.	394,900	7,189,111
Rakuten, Inc.	436,583	6,707,810
Toyota Motor Corp.	132,800	8,270,428
Unicharm Corp.	111,400	7,046,435
		41,216,030
NETHERLANDS — 2.1%
ASML Holding NV	43,949	4,113,969
ASML Holding NV New York Shares	45,734	4,270,641
Koninklijke DSM NV	47,040	3,692,542
		12,077,152
PERU — 0.6%
Credicorp Ltd.	26,024	3,344,084
RUSSIA — 1.2%
Magnit OJSC GDR	64,080	4,222,872
Sberbank of Russia ADR	220,491	2,747,318
		6,970,190
SPAIN — 0.9%
Grifols SA	112,953	5,165,391
SWEDEN — 2.2%
SKF AB B Shares	244,564	6,670,249
Svenska Cellulosa AB B Shares	217,231	6,342,052
		13,012,301
SWITZERLAND — 3.3%
Adecco SA	74,572	5,742,636
Roche Holding AG	36,241	10,103,818
Syngenta AG	8,791	3,452,776
		19,299,230
UNITED KINGDOM — 8.0%
BG Group plc	377,147	7,704,812
Capita Group plc (The)	373,133	6,087,257
Compass Group plc	241,170	3,634,509
Johnson Matthey plc	108,600	5,633,158
Lloyds Banking Group plc(1)	6,493,021	8,223,385
Rio Tinto plc	75,387	4,023,247
Standard Chartered plc	228,286	5,410,789
Whitbread plc	95,600	5,579,867
		46,297,024
UNITED STATES — 59.2%
Alexion Pharmaceuticals, Inc.(1)	22,534	2,805,483
Alliance Data Systems Corp.(1)	21,332	5,167,890
American Tower Corp.	101,730	7,911,542
B/E Aerospace, Inc.(1)	86,590	7,533,330
Berkshire Hathaway, Inc., Class B(1)	59,040	6,879,931
Biogen Idec, Inc.(1)	23,766	6,915,193
BorgWarner, Inc.	57,311	6,142,020

11

Shares	Value

Celgene Corp.(1)	37,119	$ 6,004,741
Cerner Corp.(1)	95,396	5,482,408
Charles Schwab Corp. (The)	263,834	6,458,656
CIT Group, Inc.	143,291	7,233,330
Cognizant Technology Solutions Corp., Class A(1)	74,920	7,034,239
Colgate-Palmolive Co.	102,996	6,778,167
Continental Resources, Inc.(1)	60,564	6,511,236
Costco Wholesale Corp.	50,957	6,391,536
eBay, Inc.(1)	129,992	6,567,196
EQT Corp.	72,610	6,179,837
Equinix, Inc.(1)	30,989	4,979,932
Estee Lauder Cos., Inc. (The), Class A	84,145	6,307,509
Facebook, Inc., Class A(1)	227,021	10,672,257
FedEx Corp.	64,281	8,915,775
Fortune Brands Home & Security, Inc.	132,146	5,761,566
Gilead Sciences, Inc.(1)	98,300	7,353,823
Google, Inc., Class A(1)	17,235	18,262,034
Halliburton Co.	140,730	7,413,656
Harley-Davidson, Inc.	88,491	5,930,667
Home Depot, Inc. (The)	130,224	10,505,170
Ingersoll-Rand plc	90,240	6,444,941
IntercontinentalExchange Group, Inc.(1)	44,145	9,415,687
Liberty Global plc Class A(1)	89,510	7,680,853
MasterCard, Inc., Class A	10,199	7,759,501
Michael Kors Holdings Ltd.(1)	92,583	7,550,144
Mondelez International, Inc. Class A	219,000	7,343,070
Monsanto Co.	89,481	10,140,882
Oceaneering International, Inc.	91,410	7,055,938
Pentair Ltd.	39,140	2,767,981
Precision Castparts Corp.	41,556	10,740,148
priceline.com, Inc.(1)	10,660	12,710,238
Realogy Holdings Corp.(1)	163,140	7,731,204
Schlumberger Ltd.	90,044	7,961,690
Starbucks Corp.	57,713	4,701,301
Towers Watson & Co., Class A	31,480	3,544,648
Tractor Supply Co.	81,153	5,941,211
Twenty-First Century Fox, Inc.	168,420	5,640,386
Union Pacific Corp.	35,536	5,758,253
United Rentals, Inc.(1)	85,012	5,842,875
Visa, Inc., Class A	35,463	7,215,302
Zoetis, Inc.	180,900	5,635,035
		343,680,412
TOTAL COMMON STOCKS (Cost $391,118,173)		564,343,437
Temporary Cash Investments — 3.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.375%, 6/30/15, valued at $3,510,257), in a joint trading account at 0.06%, dated 11/29/13, due 12/2/13 (Delivery value $3,439,748)		3,439,731
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $4,197,884), in a joint trading account at 0.03%, dated 11/29/13, due 12/2/13 (Delivery value $4,127,687)		4,127,677
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 5/29/14, valued at $3,511,899), in a joint trading account at 0.04%, dated 11/29/13, due 12/2/13 (Delivery value $3,443,126)		3,443,115
SSgA U.S. Government Money Market Fund	10,988,863	10,988,863
TOTAL TEMPORARY CASH INVESTMENTS (Cost $21,999,386)		21,999,386
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $413,117,559)		586,342,823
OTHER ASSETS AND LIABILITIES — (1.1)%		(6,291,948)
TOTAL NET ASSETS — 100.0%		$580,050,875

12

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	19.3%
Industrials	16.1%
Financials	15.0%
Information Technology	14.9%
Health Care	10.1%
Consumer Staples	7.9%
Energy	7.4%
Materials	5.8%
Utilities	0.8%
Cash and Equivalents*	2.7%

*  Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $413,117,559)	$586,342,823
Foreign currency holdings, at value (cost of $119,075)	117,146
Receivable for investments sold	5,527,532
Receivable for capital shares sold	701,724
Dividends and interest receivable	714,561
Other assets	16,572
593,420,358

Liabilities
Disbursements in excess of demand deposit cash	10,983,754
Payable for investments purchased	1,787,015
Payable for capital shares redeemed	101,429
Accrued management fees	480,775
Distribution and service fees payable	16,510
13,369,483

Net Assets	$580,050,875

Net Assets Consist of:
Capital (par value and paid-in surplus)	$395,921,572
Distributions in excess of net investment income	(913,005)
Undistributed net realized gain	11,787,918
Net unrealized appreciation	173,254,390
$580,050,875

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$437,599,455	35,308,523	$12.39
Institutional Class, $0.01 Par Value	$80,967,739	6,467,541	$12.52
A Class, $0.01 Par Value	$51,351,310	4,205,659	$12.21*
C Class, $0.01 Par Value	$5,615,114	496,922	$11.30
R Class, $0.01 Par Value	$4,489,347	368,734	$12.18
R6 Class, $0.01 Par Value	$27,910	2,228	$12.53

*  Maximum offering price $12.95 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $357,364)	$6,033,091
Interest	2,002
6,035,093

Expenses:
Management fees	5,343,935
Distribution and service fees:
A Class	105,875
C Class	46,239
R Class	18,091
Directors’ fees and expenses	19,193
Other expenses	3,538
5,536,871

Net investment income (loss)	498,222

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(588))	56,771,265
Foreign currency transactions	(62,842)
56,708,423

Change in net unrealized appreciation (depreciation) on:
Investments	71,715,122
Translation of assets and liabilities in foreign currencies	(208)
71,714,914

Net realized and unrealized gain (loss)	128,423,337

Net Increase (Decrease) in Net Assets Resulting from Operations	$128,921,559

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$498,222	$1,144,672
Net realized gain (loss)	56,708,423	18,739,607
Change in net unrealized appreciation (depreciation)	71,714,914	32,933,266
Net increase (decrease) in net assets resulting from operations	128,921,559	52,817,545

Distributions to Shareholders
From net investment income:
Investor Class	(1,492,644)	(1,027,964)
Institutional Class	(273,982)	(195,280)
A Class	(52,005)	(13,556)
Decrease in net assets from distributions	(1,818,631)	(1,236,800)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(7,786,769)	19,357,020

Redemption Fees
Increase in net assets from redemption fees	21,725	10,829

Net increase (decrease) in net assets	119,337,884	70,948,594

Net Assets
Beginning of period	460,712,991	389,764,397
End of period	$580,050,875	$460,712,991

Undistributed (distributions in excess of) net investment income	$(913,005)	$124,526

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2013

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its

17

determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.050% to 1.300% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.850% to 1.100% for the Institutional Class and 0.700% to 0.950% for the R6 Class. The effective annual management fee for each class for the period ended November 30, 2013 was 1.08% for the Investor Class, A Class, C Class and R Class, 0.88% for the Institutional Class and 0.73% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS

19

an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 were $317,430,880 and $330,844,701, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013(1)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	3,867,396	$41,349,199	6,257,701	$57,448,175
Issued in reinvestment of distributions	142,377	1,459,360	109,431	1,003,479
Redeemed	(7,522,825)	(80,330,603)	(5,428,463)	(50,102,555)
	(3,513,052)	(37,522,044)	938,669	8,349,099
Institutional Class/Shares Authorized	35,000,000		35,000,000
Sold	2,715,772	32,463,147	1,641,641	15,564,429
Issued in reinvestment of distributions	26,496	273,969	21,111	195,280
Redeemed	(1,126,926)	(12,038,152)	(993,715)	(9,123,617)
	1,615,342	20,698,964	669,037	6,636,092
A Class/Shares Authorized	35,000,000		35,000,000
Sold	1,659,451	17,366,675	1,228,876	11,260,861
Issued in reinvestment of distributions	5,001	50,611	1,453	13,148
Redeemed	(1,035,690)	(10,762,776)	(859,903)	(7,847,244)
	628,762	6,654,510	370,426	3,426,765
C Class/Shares Authorized	10,000,000		10,000,000
Sold	107,127	1,077,402	108,361	931,312
Redeemed	(74,025)	(714,493)	(96,573)	(823,539)
	33,102	362,909	11,788	107,773
R Class/Shares Authorized	5,000,000		5,000,000
Sold	276,036	2,772,191	138,905	1,261,029
Redeemed	(74,809)	(778,299)	(47,198)	(423,738)
	201,227	1,993,892	91,707	837,291
R6 Class/Shares Authorized	50,000,000		N/A
Sold	2,228	25,000
Net increase (decrease)	(1,032,391)	$ (7,786,769)	2,081,627	$19,357,020

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Domestic Common Stocks	$343,680,412	—	—
Foreign Common Stocks	17,480,349	$203,182,676	—
Temporary Cash Investments	10,988,863	11,010,523	—
Total Value of Investment Securities	$372,149,624	$214,193,199	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 17, 2013, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2013 of $0.2780 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$1,818,631	$1,236,800
Long-term capital gains	—	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$418,969,336
Gross tax appreciation of investments	$168,896,161
Gross tax depreciation of investments	(1,522,674)
Net tax appreciation (depreciation) of investments	$167,373,487
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$29,126
Net tax appreciation (depreciation)	$167,402,613
Undistributed ordinary income	$3,771,929
Accumulated long-term gains	$12,954,761

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$9.63	0.01	2.79	2.80	(0.04)	$12.39	29.15%	1.09%	0.11%	64%	$437,599
2012	$8.52	0.03	1.11	1.14	(0.03)	$9.63	13.37%	1.10%	0.28%	54%	$373,887
2011	$8.41	0.03	0.13	0.16	(0.05)	$8.52	1.82%	1.11%	0.28%	53%	$322,672
2010	$7.80	0.03	0.64	0.67	(0.06)	$8.41	8.61%	1.16%	0.33%	100%	$344,950
2009	$5.90	0.04	1.86	1.90	—(3)	$7.80	32.24%	1.22%	0.62%	103%	$346,590
Institutional Class
2013	$9.73	0.03	2.82	2.85	(0.06)	$12.52	29.42%	0.89%	0.31%	64%	$80,968
2012	$8.60	0.05	1.13	1.18	(0.05)	$9.73	13.71%	0.90%	0.48%	54%	$47,203
2011	$8.49	0.04	0.13	0.17	(0.06)	$8.60	2.00%	0.91%	0.48%	53%	$35,991
2010	$7.90	0.04	0.64	0.68	(0.09)	$8.49	8.68%	0.96%	0.53%	100%	$45,459
2009	$5.97	0.05	1.89	1.94	(0.01)	$7.90	32.61%	1.02%	0.82%	103%	$44,752
A Class
2013	$9.49	(0.02)	2.75	2.73	(0.01)	$12.21	28.83%	1.34%	(0.14)%	64%	$51,351
2012	$8.39	—(3)	1.10	1.10	—(3)	$9.49	13.16%	1.35%	0.03%	54%	$33,938
2011	$8.28	—(3)	0.13	0.13	(0.02)	$8.39	1.58%	1.36%	0.03%	53%	$26,908
2010	$7.67	0.01	0.62	0.63	(0.02)	$8.28	8.20%	1.41%	0.08%	100%	$33,641
2009	$5.81	0.02	1.84	1.86	—	$7.67	32.01%	1.47%	0.37%	103%	$34,744

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$8.84	(0.09)	2.55	2.46	—	$11.30	27.97%	2.09%	(0.89)%	64%	$5,615
2012	$7.87	(0.06)	1.03	0.97	—	$8.84	12.20%	2.10%	(0.72)%	54%	$4,098
2011	$7.81	(0.06)	0.12	0.06	—	$7.87	0.77%	2.11%	(0.72)%	53%	$3,557
2010	$7.27	(0.05)	0.59	0.54	—	$7.81	7.43%	2.16%	(0.67)%	100%	$4,579
2009	$5.54	(0.02)	1.75	1.73	—	$7.27	31.23%	2.22%	(0.38)%	103%	$3,535
R Class
2013	$9.47	(0.04)	2.75	2.71	—	$12.18	28.51%	1.59%	(0.39)%	64%	$4,489
2012	$8.39	(0.02)	1.10	1.08	—	$9.47	12.87%	1.60%	(0.22)%	54%	$1,587
2011	$8.29	(0.02)	0.12	0.10	—	$8.39	1.21%	1.61%	(0.22)%	53%	$636
2010	$7.67	(0.01)	0.63	0.62	—	$8.29	8.08%	1.66%	(0.17)%	100%	$490
2009	$5.82	—(3)	1.85	1.85	—	$7.67	31.79%	1.72%	0.12%	103%	$442
R6 Class
2013(4)	$11.22	—(3)	1.31	1.31	—	$12.53	11.68%	0.74%(5)	0.00%(5)(6)	64%(7)	$28

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Ratio was less than 0.005%.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments

31

funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

32

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not

33

derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

35

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For corporate taxpayers, the fund hereby designates $1,818,631, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2013 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80785 1401

ANNUAL REPORT	NOVEMBER 30, 2013

International Discovery Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Global Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended November 30, 2013, with most major market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving U.S. and European economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank (ECB) and the Bank of Japan as well as favorable corporate earnings reports, generally helped keep stocks in favor. Additionally, housing market gains in the U.S., U.K., and Australia aided the global investment landscape.

Europe, Japan were Performance Leaders

Assurances by the ECB that it would keep interest rates at historic lows for an extended period, followed by the cutting of its key lending rate to 0.25% late in the period, helped drive stock market gains in Europe. In addition, economic conditions throughout Europe improved, led by an expanding manufacturing sector, improving business and consumer sentiment, and a slowdown of the economic contraction in the peripheral countries. In the second calendar quarter of 2013, the 17-member eurozone emerged from its longest-ever recession (six consecutive quarters). Investors generally focused on these positive factors, pushing stocks higher despite the structural issues and high unemployment still plaguing the region.

In Japan, the central bank’s efforts to pull the nation out of its decades-long deflationary spiral and spark economic growth appeared to be working. Japan’s economy grew, and consumer prices increased. Late in the period, government officials announced the country’s inflation rate rose at a five-year high, suggesting their deflation-focused initiatives were gaining traction.

Overall, developed market stocks sharply outperformed their emerging market counterparts. Much of the lagging performance was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

International Equity Total Returns
For the 12 months ended November 30, 2013 (in U.S. dollars)
MSCI EAFE Index	24.84%	MSCI Europe Index	25.94%
MSCI EAFE Growth Index	23.45%	MSCI World Index	26.38%
MSCI EAFE Value Index	26.20%	MSCI Japan Index	32.84%
MSCI Emerging Markets Index	3.66%

3

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEGX	27.97%	15.85%	9.47%	11.41%	4/1/94
MSCI All Country World ex-U.S. Mid Cap Growth Index	—	16.00%	15.19%	8.17%	N/A(1)	—
Institutional Class	TIDIX	28.16%	16.07%	9.68%	10.24%	1/2/98
A Class(2) No sales charge* With sales charge*	ACIDX	27.69% 20.33%	15.55% 14.21%	9.19% 8.55%	8.50% 8.09%	4/28/98
C Class	TWECX	26.75%	—	—	10.73%	3/1/10
R Class	TWERX	27.35%	—	—	11.25%	3/1/10

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available June 1994.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.50%	1.30%	1.75%	2.50%	2.00%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Mark Kopinski and Brian Brady

Performance Summary

International Discovery advanced 27.97%* for the 12 months ended November 30, 2013, compared with its benchmark, the MSCI All Country World ex-U.S. Mid Cap Growth Index, which gained 16.00%.

Non-U.S. developed markets generally demonstrated robust performance during the 12-month period, primarily due to ongoing central bank stimulus measures, improving economic conditions in Europe, Japan, the U.K., and the U.S., and generally favorable corporate earnings. Overall, developed market stocks sharply outperformed their emerging market counterparts, and within the non-U.S. mid-cap universe, value stocks outpaced growth stocks.

Earnings growth, which is an important component of the portfolio’s investment process, generally performed well during the 12-month period. Overall, stock selection contributed strongly to performance on a relative basis, with the largest influence coming from the consumer discretionary, industrials, and materials sectors and from exposure in the U.K., Canada, and Japan. Sector allocation also had an overall positive influence on relative performance.

Construction Equipment Company was a Top Contributor

Strong performance in the industrials sector largely was due to a portfolio-only position in Ashtead Group, which was among the portfolio’s top contributors for the period. The stock price of the U.K.-based construction equipment rental company advanced on solid earnings growth. Ashtead benefited from the housing market recoveries in the U.S. and U.K., its two key markets, and the preference among construction companies to rent rather than purchase equipment needed to grow the business.

Another portfolio-only position—Pandora, a Denmark-based jewelry and charm retailer—also was a prominent contributor to portfolio performance. The company’s stock price advanced throughout the period, benefiting from lower silver and gold prices, an increase in luxury goods spending, and management’s recommitment to the company’s core business model. Late in the period, Pandora reported stronger-than-expected third-quarter profits attributed to growing demand and more frequent new-product launches. Management also reiterated its full-year forecasts, which it had increased in October.

In addition, an overweight position in Germany’s Sky Deutschland, a pay-TV company, was a leading contributor. The company benefited from strong earnings reports amid industry consolidation and increased pricing power. The company also benefited from superior content versus its peers. Furthermore, penetration of the pay-TV market remains low in Europe, which we believe positions Sky Deutschland for sustainable growth.

*  All fund returns referenced in this commentary are for Investor Class shares.

6

Technology Company Led Detractors

None of the portfolio’s sectors detracted from relative performance. From a regional perspective, exposure in the Netherlands, Israel, and Norway hindered the portfolio’s relative results.

In terms of individual detractors, an overweight position in Gemalto, a France-based maker of secure chips for credit cards and smartphones, was among the main performance detractors. Slower-than-expected adoption of the company’s secure mobile payments technology drove down shares, and we exited the position. Nevertheless, over the entire holding period, the stock generated a handsome gain.

A portfolio-only position in Canada’s Yamana Gold, a gold exploration and production company, also was among the main detractors. The company’s stock price declined due to disappointing earnings news stemming from falling gold prices. We exited the position in May.

Norway-based Petroleum Geo-Services, another portfolio-only position, also was a primary detractor. The provider of marine seismic survey and data processing experienced waning demand for its services amid a pullback in surveying and infrastructure budgets worldwide. We exited the position.

Outlook

Our near-term growth outlook favors Europe, Japan, and North America. The European economy appears to be stabilizing, and we remain focused on European companies we believe will offer accelerating earnings growth. In Japan, where government policies have boosted economic activity and weakened the yen, we believe exporters and industrial firms remain attractive. The key issue is whether these economic trends are sustainable, and we will monitor the market closely. We believe the U.S. economic recovery will continue, and we will seek non-U.S. companies with exposure to improving U.S. markets.

Meanwhile, we expect many emerging markets to continue to face pressures from currency weakness and rising-rate fears. We will focus on emerging market companies we believe are positioned to benefit from consumer activity in China or overall global growth.

7

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Holdings	% of net assets
Pandora A/S	3.0%
Zodiac Aerospace	2.3%
Ashtead Group plc	2.3%
Modern Times Group AB B Shares	2.1%
Smurfit Kappa Group plc	2.0%
Ageas	2.0%
GKN plc	2.0%
GN Store Nord A/S	1.9%
Valeo SA	1.7%
Xinyi Glass Holdings Ltd.	1.6%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.5%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	(1.0)%

Investments by Country	% of net assets
Japan	13.6%
United Kingdom	13.0%
France	8.2%
Germany	7.5%
China	6.8%
Canada	6.6%
Switzerland	6.4%
Denmark	5.6%
Sweden	4.7%
Taiwan	3.5%
Spain	3.2%
Ireland	3.0%
Australia	3.0%
South Korea	3.0%
Hong Kong	2.5%
Belgium	2.0%
Other Countries	5.9%
Cash and Equivalents*	1.5%

*  Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 - 11/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,153.50	$8.37	1.55%
Institutional Class	$1,000	$1,154.40	$7.29	1.35%
A Class	$1,000	$1,151.90	$9.71	1.80%
C Class	$1,000	$1,148.30	$13.73	2.55%
R Class	$1,000	$1,151.40	$11.06	2.05%
Hypothetical
Investor Class	$1,000	$1,017.30	$7.84	1.55%
Institutional Class	$1,000	$1,018.30	$6.83	1.35%
A Class	$1,000	$1,016.04	$9.10	1.80%
C Class	$1,000	$1,012.28	$12.86	2.55%
R Class	$1,000	$1,014.79	$10.35	2.05%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NOVEMBER 30, 2013

	Shares	Value
Common Stocks — 98.5%
AUSTRALIA — 3.0%
Flight Centre Travel Group Ltd.	142,580	$6,319,158
Iluka Resources Ltd.	157,650	1,258,503
James Hardie Industries SE	345,600	3,944,864
Ramsay Health Care Ltd.	118,110	4,164,924
Super Retail Group Ltd.	307,620	3,833,353
		19,520,802
BELGIUM — 2.0%
Ageas	303,820	12,818,399
BRAZIL — 0.4%
Anhanguera Educacional Participacoes SA	394,300	2,628,385
CANADA — 6.6%
Africa Oil Corp.(1)	718,890	7,049,865
Agnico-Eagle Mines Ltd. New York Shares	118,620	3,266,795
Alimentation Couche Tard, Inc. B Shares	129,180	9,434,255
Capstone Mining Corp.(1)	1,346,680	3,409,317
Dollarama, Inc.	51,505	4,154,137
Element Financial Corp.(1)	717,630	9,860,616
West Fraser Timber Co. Ltd.	68,330	6,032,049
		43,207,034
CHINA — 6.8%
China Gas Holdings Ltd.	4,490,000	6,081,225
China State Construction International Holdings Ltd.	2,812,000	4,940,238
Haier Electronics Group Co. Ltd.	3,105,000	7,313,374
Shenzhou International Group Holdings Ltd.	2,428,000	9,176,387
Sina Corp.(1)	32,110	2,474,718
SouFun Holdings Ltd. ADR	28,340	1,840,683
Vipshop Holdings Ltd. ADR(1)	52,610	4,372,417
YY, Inc. ADR(1)	167,860	8,456,787
		44,655,829
DENMARK — 5.6%
GN Store Nord A/S	511,240	12,208,967
Jyske Bank A/S(1)	93,930	5,078,315
Pandora A/S	376,179	19,515,780
		36,803,062
FRANCE — 8.2%
Iliad SA	41,520	9,827,913
JCDecaux SA	99,260	3,906,642
Publicis Groupe SA	36,880	3,260,324
Valeo SA	105,900	11,261,380
Vallourec SA	170,300	9,674,993
Zodiac Aerospace	90,040	15,274,952
		53,206,204
GERMANY — 7.5%
Duerr AG	55,260	4,820,607
ElringKlinger AG	36,270	1,512,270
GEA Group AG	156,150	7,278,724
Leoni AG	67,890	5,072,772
OSRAM Licht AG(1)	66,830	3,958,350
Sky Deutschland AG(1)	590,490	6,057,805
Stada Arzneimittel AG	99,250	5,129,438
United Internet AG	242,870	9,756,804
Wirecard AG	150,690	5,640,051
		49,226,821
HONG KONG — 2.5%
Techtronic Industries Co.	2,098,000	5,642,440
Xinyi Glass Holdings Ltd.	10,088,000	10,670,244
		16,312,684
INDIA — 0.5%
Zee Entertainment Enterprises Ltd.	801,930	3,326,296
IRELAND — 3.0%
Bank of Ireland(1)	17,574,030	6,829,568
Smurfit Kappa Group plc	542,870	12,908,914
		19,738,482
ISRAEL — 0.2%
Given Imaging Ltd.(1)	56,380	1,319,292
ITALY — 1.1%
Banca Generali SpA	250,460	7,146,831
JAPAN — 13.6%
Aeon Credit Service Co. Ltd.	213,300	5,925,636
Daifuku Co. Ltd.	373,000	4,773,322
Digital Garage, Inc.	132,300	3,178,196
Dwango Co. Ltd.	218,300	5,862,105
Ebara Corp.	1,312,000	8,042,716
Jafco Co. Ltd.	112,200	6,242,764
Japan Airport Terminal Co. Ltd.	198,500	4,437,161
JGC Corp.	134,000	4,990,092
Kakaku.com, Inc.	290,400	5,312,212
Mabuchi Motor Co. Ltd.	68,000	4,088,828
Mazda Motor Corp.(1)	1,689,000	7,765,328
NTN Corp.(1)	1,676,000	7,607,399
Ono Pharmaceutical Co. Ltd.	40,100	3,037,493

11

Shares	Value

Rinnai Corp.	41,900	$3,165,660
THK Co. Ltd.	136,900	3,318,100
Tokyo Tatemono Co. Ltd.	146,000	1,442,257
Tokyu Fudosan Holdings Corp.(1)	580,100	5,311,473
Yaskawa Electric Corp.	288,000	3,857,055
		88,357,797
NETHERLANDS — 1.5%
Reed Elsevier NV	448,820	9,586,952
PHILIPPINES — 0.6%
Universal Robina Corp.	1,389,970	3,826,188
SINGAPORE — 1.0%
Ezion Holdings Ltd.	3,914,400	6,550,775
SOUTH KOREA — 3.0%
Daewoo International Corp.	94,050	3,457,002
Hankook Tire Co. Ltd.	83,870	4,953,109
Hotel Shilla Co. Ltd.	50,500	3,278,229
Seoul Semiconductor Co. Ltd.	193,820	7,655,368
		19,343,708
SPAIN — 3.2%
Bankinter SA	1,144,160	7,232,398
Grifols SA	218,300	9,982,956
Indra Sistemas SA	236,280	3,605,475
		20,820,829
SWEDEN — 4.7%
Intrum Justitia AB	101,390	2,581,373
Kinnevik Investment AB B Shares	120,720	4,746,459
Modern Times Group AB B Shares	268,380	13,534,894
Trelleborg AB B Shares	499,300	9,705,344
		30,568,070
SWITZERLAND — 6.4%
AMS AG	35,960	3,842,372
Baloise Holding AG	69,080	8,154,854
Cembra Money Bank AG(1)	65,670	4,111,620
Clariant AG	165,640	2,901,990
Lindt & Spruengli AG	1,960	8,459,312
Lonza Group AG	110,280	10,274,874
OC Oerlikon Corp. AG	294,680	4,275,201
		42,020,223
TAIWAN — 3.5%
Advanced Semiconductor Engineering, Inc.	4,525,000	4,495,337
Eclat Textile Co. Ltd.	588,020	7,490,827
Hermes Microvision, Inc.	113,041	3,517,969
St. Shine Optical Co. Ltd.	238,000	7,165,574
		22,669,707
THAILAND — 0.6%
Airports of Thailand PCL	649,500	3,792,627
UNITED KINGDOM — 13.0%
Ashtead Group plc	1,328,090	15,114,281
Babcock International Group plc	389,210	8,342,921
Countrywide plc	471,240	4,113,764
Genel Energy plc(1)	199,280	3,466,249
GKN plc	2,058,870	12,771,607
Hays plc	3,183,370	6,459,095
London Stock Exchange Group plc	308,450	8,211,740
Merlin Entertainments plc(1)(2)	636,630	3,661,637
Schroders plc	59,790	2,412,595
St. James’s Place plc	570,800	5,977,599
Taylor Wimpey plc	2,797,630	4,870,738
Travis Perkins plc	319,210	9,380,925
		84,783,151
TOTAL COMMON STOCKS (Cost $515,629,782)		642,230,148
Temporary Cash Investments — 2.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.375%, 6/30/15, valued at $2,617,137), in a joint trading account at 0.06%, dated 11/29/13, due 12/2/13 (Delivery value $2,564,568)		2,564,555
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $3,129,810), in a joint trading account at 0.03%, dated 11/29/13, due 12/2/13 (Delivery value $3,077,473)		3,077,465
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 5/29/14, valued at $2,618,361), in a joint trading account at 0.04%, dated 11/29/13, due 12/2/13 (Delivery value $2,567,087)		2,567,078
SSgA U.S. Government Money Market Fund	8,202,881	8,202,881
TOTAL TEMPORARY CASH INVESTMENTS (Cost $16,411,979)		16,411,979
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $532,041,761)		658,642,127
OTHER ASSETS AND LIABILITIES — (1.0)%		(6,627,506)
TOTAL NET ASSETS — 100.0%		$652,014,621

12

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	26.8%
Industrials	22.4%
Financials	16.9%
Information Technology	10.8%
Health Care	8.1%
Materials	5.1%
Consumer Staples	3.4%
Energy	2.6%
Telecommunication Services	1.5%
Utilities	0.9%
Cash and Equivalents*	1.5%

*   Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

(2)

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $3,661,637, which represented 0.6% of total net assets.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $532,041,761)	$658,642,127
Foreign currency holdings, at value (cost of $55,445)	53,603
Receivable for investments sold	3,703,745
Receivable for capital shares sold	120,358
Dividends and interest receivable	228,587
Other assets	121,190
662,869,610

Liabilities
Disbursements in excess of demand deposit cash	8,151,871
Payable for investments purchased	1,657,261
Payable for capital shares redeemed	240,827
Accrued management fees	803,900
Distribution and service fees payable	1,130
10,854,989

Net Assets	$652,014,621

Net Assets Consist of:
Capital (par value and paid-in surplus)	$737,116,748
Undistributed net investment income	2,027,726
Accumulated net realized loss	(213,670,390)
Net unrealized appreciation	126,540,537
$652,014,621

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$620,359,395	48,844,449	$12.70
Institutional Class, $0.01 Par Value	$27,340,597	2,125,756	$12.86
A Class, $0.01 Par Value	$3,585,305	289,972	$12.36*
C Class, $0.01 Par Value	$341,587	27,575	$12.39
R Class, $0.01 Par Value	$387,737	30,897	$12.55

*  Maximum offering price $13.11 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $809,938)	$9,856,876
Interest	3,552
9,860,428

Expenses:
Management fees	9,566,704
Distribution and service fees:
A Class	7,974
C Class	1,709
R Class	1,663
Directors’ fees and expenses	21,680
Other expenses	11,131
9,610,861

Net investment income (loss)	249,567

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(1,177))	129,160,721
Foreign currency transactions	(806,890)
128,353,831

Change in net unrealized appreciation (depreciation) on:
Investments	25,997,105
Translation of assets and liabilities in foreign currencies	2,771
25,999,876

Net realized and unrealized gain (loss)	154,353,707

Net Increase (Decrease) in Net Assets Resulting from Operations	$154,603,274

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$249,567	$2,990,571
Net realized gain (loss)	128,353,831	10,749,994
Change in net unrealized appreciation (depreciation)	25,999,876	44,357,383
Net increase (decrease) in net assets resulting from operations	154,603,274	58,097,948

Distributions to Shareholders
From net investment income:
Investor Class	(8,871,910)	(127,731)
Institutional Class	(778,029)	(157,604)
A Class	(41,551)	—
C Class	(566)	—
R Class	(3,285)	—
Decrease in net assets from distributions	(9,695,341)	(285,335)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(127,252,463)	(184,810,428)

Redemption Fees
Increase in net assets from redemption fees	12,796	14,035

Net increase (decrease) in net assets	17,668,266	(126,983,780)

Net Assets
Beginning of period	634,346,355	761,330,135
End of period	$652,014,621	$634,346,355

Undistributed net investment income	$2,027,726	$3,383,141

See Notes to Financial Statements.

16

Notes to Financial Statements

November 30, 2013

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Discovery Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and

17

correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

18

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.200% to 1.750% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended November 30, 2013 was 1.55% for the Investor Class, A Class, C Class and R Class and 1.35% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are

19

computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 were $954,459,814 and $1,091,266,727, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	1,547,181	$17,131,175	1,827,340	$17,168,755
Issued in reinvestment of distributions	795,041	8,371,778	13,080	121,513
Redeemed	(11,283,868)	(122,824,641)	(15,736,044)	(147,750,250)
	(8,941,646)	(97,321,688)	(13,895,624)	(130,459,982)
Institutional Class/Shares Authorized	70,000,000		70,000,000
Sold	264,674	2,892,178	486,509	4,595,111
Issued in reinvestment of distributions	73,013	777,585	16,519	155,111
Redeemed	(2,993,465)	(33,838,869)	(6,115,536)	(58,743,683)
	(2,655,778)	(30,169,106)	(5,612,508)	(53,993,461)
A Class/Shares Authorized	10,000,000		10,000,000
Sold	145,076	1,601,685	85,362	792,185
Issued in reinvestment of distributions	3,872	39,768	—	—
Redeemed	(148,232)	(1,628,334)	(149,671)	(1,381,498)
	716	13,119	(64,309)	(589,313)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	27,306	303,661	3,359	30,564
Issued in reinvestment of distributions	55	566	—	—
Redeemed	(9,219)	(97,824)	(3,562)	(32,134)
	18,142	206,403	(203)	(1,570)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	2,569	28,230	34,192	304,860
Issued in reinvestment of distributions	315	3,285	—	—
Redeemed	(1,158)	(12,706)	(7,962)	(70,962)
	1,726	18,809	26,230	233,898
Net increase (decrease)	(11,576,840)	$(127,252,463)	(19,546,414)	$(184,810,428)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$21,730,692	$620,499,456	—
Temporary Cash Investments	8,202,881	8,209,098	—
Total Value of Investment Securities	$29,933,573	$628,708,554	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 17, 2013, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2013:

Investor Class	Institutional Class	A Class	C Class	R Class
$0.0633	$0.0883	$0.0321	—	$0.0009

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The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$9,695,341	$285,335
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to gains on investments in passive foreign investment companies, were made to undistributed net investment income $8,090,359, and accumulated net realized loss $(8,090,359).

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$539,422,555
Gross tax appreciation of investments	$122,520,914
Gross tax depreciation of investments	(3,301,342)
Net tax appreciation (depreciation) of investments	$119,219,572
Net tax appreciation (depreciation) on translation of assets and liabilties in foreign currencies	$(61,503)
Net tax appreciation (depreciation)	$119,158,069
Undistributed ordinary income	$7,188,890
Accumulated short-term capital losses	$(211,449,086)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$10.08	—(3)	2.79	2.79	(0.17)	$12.70	27.97%	1.56%	0.03%	157%	$620,359
2012	$9.22	0.04	0.82	0.86	—(3)	$10.08	9.23%	1.50%	0.42%	154%	$582,331
2011	$9.88	0.02	(0.68)	(0.66)	—	$9.22	(6.58)%	1.42%	0.14%	167%	$660,971
2010	$8.55	—(3)	1.35	1.35	(0.02)	$9.88	15.80%	1.43%	0.00%(4)	199%	$878,530
2009	$6.26	0.01	2.34	2.35	(0.06)	$8.55	38.06%	1.48%	0.13%	207%	$872,865
Institutional Class
2013	$10.20	0.05	2.80	2.85	(0.19)	$12.86	28.16%	1.36%	0.23%	157%	$27,341
2012	$9.34	0.05	0.83	0.88	(0.02)	$10.20	9.44%	1.30%	0.62%	154%	$48,794
2011	$9.99	0.03	(0.68)	(0.65)	—	$9.34	(6.41)%	1.22%	0.34%	167%	$97,063
2010	$8.66	0.02	1.36	1.38	(0.05)	$9.99	16.06%	1.23%	0.20%	199%	$97,167
2009	$6.34	0.02	2.37	2.39	(0.07)	$8.66	38.32%	1.28%	0.33%	207%	$79,830
A Class(5)
2013	$9.81	(0.03)	2.72	2.69	(0.14)	$12.36	27.69%	1.81%	(0.22)%	157%	$3,585
2012	$9.00	0.01	0.80	0.81	—	$9.81	8.88%	1.75%	0.17%	154%	$2,838
2011	$9.67	(0.02)	(0.65)	(0.67)	—	$9.00	(6.83)%	1.67%	(0.11)%	167%	$3,182
2010	$8.37	(0.02)	1.32	1.30	—	$9.67	15.53%	1.68%	(0.25)%	199%	$4,814
2009	$6.13	—(3)	2.29	2.29	(0.05)	$8.37	37.71%	1.73%	(0.12)%	207%	$6,342

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$9.83	(0.14)	2.76	2.62	(0.06)	$12.39	26.75%	2.56%	(0.97)%	157%	$342
2012	$9.08	(0.05)	0.80	0.75	—	$9.83	8.14%	2.50%	(0.58)%	154%	$93
2011	$9.82	(0.07)	(0.67)	(0.74)	—	$9.08	(7.43)%	2.42%	(0.86)%	167%	$87
2010(6)	$8.50	(0.05)	1.37	1.32	—	$9.82	15.53%	2.43%(7)	(0.77)%(7)	199%(8)	$77
R Class
2013	$9.96	(0.06)	2.76	2.70	(0.11)	$12.55	27.35%	2.06%	(0.47)%	157%	$388
2012	$9.15	—(3)	0.81	0.81	—	$9.96	8.73%	2.00%	(0.08)%	154%	$290
2011	$9.86	(0.04)	(0.67)	(0.71)	—	$9.15	(7.10)%	1.92%	(0.36)%	167%	$27
2010(6)	$8.50	(0.01)	1.37	1.36	—	$9.86	16.00%	1.93%(7)	(0.16)%(7)	199%(8)	$29

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

(5)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(6)	March 1, 2010 (commencement of sale) through November 30, 2010.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Discovery Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Discovery Fund of American Century World Mutual Funds, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects

30

the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

31

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund

32

portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

34

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For the fiscal year ended November 30, 2013, the fund intends to pass through to shareholders $809,938, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2013, the fund earned $10,627,428 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2013 are $0.2071 and $0.0158, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80788 1401

ANNUAL REPORT	NOVEMBER 30, 2013

International Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Global Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended November 30, 2013, with most major market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving U.S. and European economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank (ECB) and the Bank of Japan as well as favorable corporate earnings reports, generally helped keep stocks in favor. Additionally, housing market gains in the U.S., U.K., and Australia aided the global investment landscape.

Europe, Japan were Performance Leaders

Assurances by the ECB that it would keep interest rates at historic lows for an extended period, followed by the cutting of its key lending rate to 0.25% late in the period, helped drive stock market gains in Europe. In addition, economic conditions throughout Europe improved, led by an expanding manufacturing sector, improving business and consumer sentiment, and a slowdown of the economic contraction in the peripheral countries. In the second calendar quarter of 2013, the 17-member eurozone emerged from its longest-ever recession (six consecutive quarters). Investors generally focused on these positive factors, pushing stocks higher despite the structural issues and high unemployment still plaguing the region.

In Japan, the central bank’s efforts to pull the nation out of its decades-long deflationary spiral and spark economic growth appeared to be working. Japan’s economy grew, and consumer prices increased. Late in the period, government officials announced the country’s inflation rate rose at a five-year high, suggesting their deflation-focused initiatives were gaining traction.

Overall, developed market stocks sharply outperformed their emerging market counterparts. Much of the lagging performance was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

International Equity Total Returns
For the 12 months ended November 30, 2013 (in U.S. dollars)
MSCI EAFE Index	24.84%	MSCI Europe Index	25.94%
MSCI EAFE Growth Index	23.45%	MSCI World Index	26.38%
MSCI EAFE Value Index	26.20%	MSCI Japan Index	32.84%
MSCI Emerging Markets Index	3.66%

3

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	24.22%	15.68%	8.15%	8.35%	5/9/91
MSCI EAFE Index	—	24.84%	13.41%	7.55%	5.81%(1)	—
MSCI EAFE Growth Index	—	23.45%	13.84%	7.51%	4.52%(1)	—
Institutional Class	TGRIX	24.54%	15.92%	8.37%	6.41%	11/20/97
A Class(2) No sales charge* With sales charge*	TWGAX	23.98% 16.86%	15.40% 14.06%	7.87% 7.24%	6.80% 6.43%	10/2/96
C Class	AIWCX	23.00%	14.54%	7.06%	3.89%	6/4/01
R Class	ATGRX	23.59%	15.11%	7.62%	8.16%	8/29/03
R6 Class	ATGDX	—	—	—	9.39%(3)	7/26/13

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 4/30/91, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.29%	1.09%	1.54%	2.29%	1.79%	0.94%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

International Growth advanced 24.22%* for the 12 months ended November 30, 2013, compared with its benchmark, the MSCI EAFE Index, which gained 24.84%.

Developed non-U.S. stocks generally demonstrated robust performance during the 12-month period, primarily due to ongoing central bank stimulus measures, improving economic conditions in Europe, Japan, the U.K., and the U.S., and generally favorable corporate earnings. Within the developed markets, value stocks generally outperformed growth stocks, and small-cap stocks outpaced large-cap stocks.

Overall, stock selection, particularly in the energy, information technology, and materials sectors, detracted slightly from relative performance. Stock selection had a favorable influence on performance in the consumer discretionary, industrials, and consumer staples sectors. Our sector allocations were positive overall, particularly the portfolio’s overweight positions in the consumer discretionary and industrials sectors.

From a regional perspective, stock selection in Italy, along with a portfolio-only position in Taiwan and an overweight position in Norway, detracted from relative performance. At the opposite end of the spectrum, stock selection and an underweight position in the U.K., along with stock selection in Japan and Germany, contributed the most to the portfolio’s performance.

Oilfield Services Company Led Detractors

Among the portfolio’s largest performance detractors for the period was an overweight position in Saipem, an Italy-based oilfield services company. The company’s stock price declined early in the period after management announced a 30% decline in fourth-quarter 2012 net profits and later cut its 2013 earnings estimates.

Another prominent detractor included an overweight position in Treasury Wine Estates, an Australia-based wine maker and distributor. The company’s stock price suffered on weaker demand, particularly in the U.S. and in the high-end wine market in China, which led to disappointing earnings. Poor inventory management also hurt results.

An overweight position in Netherlands-based Koninklijke Vopak, a storage provider for the oil, gas, and chemicals industries, also detracted from performance. The company faced declining demand for fuel storage in the Netherlands. Waning demand stemmed from pricing irregularities, whereby near-term deliveries were costing more than future deliveries, reducing the financial incentive for companies to keep supplies in storage.

* All fund returns referenced in this commentary are for Investor Class shares.

6

Credit Company Led Contributors

An overweight position in ORIX, a Japan-based financial services provider, was among the leading contributors to the portfolio’s relative performance. The company’s acquisition of a Netherlands-based asset manager helped push its stock price higher. In addition, the company continued to take steps to stabilize its earnings by reducing price fluctuation risk associated with its real estate holdings and other assets.

A portfolio-only position in Russia’s Magnit OJSC, a consumer goods retailer that operates convenience stores, hypermarkets, and cosmetics stores, also was a top contributor. The company has been aggressively growing its footprint while maintaining same-store sales growth and steadily improving its operating margins due to moderating costs and a better negotiating position with suppliers.

In addition, an overweight position in Japan’s Daikin Industries, a manufacturer of air conditioning systems and chemical products, was a leading contributor to performance. Investors reacted favorably to the company’s raising of its revenue and profit forecasts for 2014 due to increased orders and decreased costs. In addition, the company announced a mid-year 2014 dividend payment.

Outlook

Looking ahead, we expect to maintain the portfolio’s overweight position in the consumer discretionary sector, where we are finding companies we believe are well positioned to benefit from improving consumer activity in the U.S., Europe, and Japan. From a regional perspective, we have added to the portfolio’s European exposure, where we are finding more companies we believe are positioned to benefit from the stabilization of growth in the U.K. and on the continent. Specifically, we have added companies in the consumer discretionary and financial sectors. We also have reduced the portfolio’s emerging market exposure due to slowing growth trends in many developing nations.

7

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Holdings	% of net assets
Roche Holding AG	2.4%
Bayer AG	1.9%
Novartis AG	1.8%
Toyota Motor Corp.	1.8%
BNP Paribas	1.8%
ORIX Corp.	1.6%
Whitbread plc	1.5%
European Aeronautic Defence and Space Co. NV	1.5%
Continental AG	1.5%
ASML Holding NV	1.5%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.5%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.4%

Investments by Country	% of net assets
United Kingdom	20.7%
Japan	18.5%
France	15.0%
Switzerland	7.9%
Germany	7.7%
Netherlands	4.6%
Australia	3.6%
Sweden	2.5%
Denmark	2.1%
India	2.1%
China	2.1%
Other Countries	12.7%
Cash and Equivalents*	0.5%

*  Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 – 11/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,122.10	$6.44	1.21%
Institutional Class	$1,000	$1,123.60	$5.38	1.01%
A Class	$1,000	$1,121.40	$7.76	1.46%
C Class	$1,000	$1,116.80	$11.73	2.21%
R Class	$1,000	$1,119.50	$9.09	1.71%
R6 Class	$1,000	$1,093.90(2)	$3.12(3)	0.85%
Hypothetical
Investor Class	$1,000	$1,019.00	$6.12	1.21%
Institutional Class	$1,000	$1,020.01	$5.11	1.01%
A Class	$1,000	$1,017.75	$7.39	1.46%
C Class	$1,000	$1,013.99	$11.16	2.21%
R Class	$1,000	$1,016.50	$8.64	1.71%
R6 Class	$1,000	$1,020.81(4)	$4.31(4)	0.85%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through November 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 128, the number of days in the period from July 26, 2013 (commencement of sale) through November 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments

NOVEMBER 30, 2013

	Shares	Value
Common Stocks — 99.5%
AUSTRALIA — 3.6%
BHP Billiton Ltd.	643,949	$ 21,916,325
Commonwealth Bank of Australia	268,155	18,994,940
CSL Ltd.	384,648	24,064,156
James Hardie Industries SE	518,840	5,922,319
		70,897,740
AUSTRIA — 0.6%
Erste Group Bank AG	318,581	11,216,132
BELGIUM — 0.9%
Anheuser-Busch InBev NV	180,469	18,428,391
BRAZIL — 0.5%
Itau Unibanco Holding SA Preference Shares	663,000	9,324,747
CANADA — 0.7%
Canadian Pacific Railway Ltd.	95,026	14,478,151
CHINA — 2.1%
Baidu, Inc. ADR(1)	50,400	8,395,128
ENN Energy Holdings Ltd.	691,475	4,869,951
Haier Electronics Group Co. Ltd.	3,806,000	8,964,477
Tencent Holdings Ltd.	328,400	18,994,339
		41,223,895
DENMARK — 2.1%
GN Store Nord A/S	609,480	14,555,044
Novo Nordisk A/S B Shares	82,962	14,862,948
Pandora A/S	236,150	12,251,220
		41,669,212
FINLAND — 0.6%
Sampo A Shares	271,720	12,671,403
FRANCE — 15.0%
Accor SA	274,140	12,028,079
Air Liquide SA	63,350	8,831,812
AXA SA	694,580	18,201,104
BNP Paribas	470,520	35,323,700
Carrefour SA	660,726	26,000,145
Cie Generale d’Optique Essilor International SA	56,798	5,958,850
Danone SA	235,810	17,135,999
Dassault Systemes SA	25,065	2,876,908
European Aeronautic Defence and Space Co. NV	409,825	29,102,056
Iliad SA	27,980	6,622,953
L’Oreal SA	93,616	15,665,358
Publicis Groupe SA	256,670	22,690,548
Rexel SA	510,060	12,929,221
Sanofi	221,762	23,455,559
Schneider Electric SA	194,674	16,482,441
Total SA	312,900	18,960,403
Valeo SA	151,300	16,089,205
Zodiac Aerospace	40,520	6,874,068
		295,228,409
GERMANY — 7.7%
adidas AG	132,824	16,156,692
Bayer AG	272,920	36,416,874
Brenntag AG	28,430	5,049,034
Continental AG	136,881	28,587,281
Daimler AG	266,870	22,120,015
Henkel AG & Co. KGaA Preference Shares	145,808	16,533,451
Siemens AG	36,700	4,847,169
Sky Deutschland AG(1)	2,160,822	22,167,758
		151,878,274
HONG KONG — 1.7%
AIA Group Ltd.	3,062,600	15,525,238
Sands China Ltd.	2,287,600	17,306,272
		32,831,510
INDIA — 2.1%
Idea Cellular Ltd.	3,522,499	9,889,942
Tata Consultancy Services Ltd.	489,020	15,685,185
Tata Motors Ltd. ADR	489,120	15,881,726
		41,456,853
IRELAND — 0.5%
Bank of Ireland(1)	26,858,516	10,437,677
ITALY — 1.9%
Luxottica Group SpA	224,712	11,902,109
Prada SpA	865,800	8,359,202
UniCredit SpA	2,236,450	16,227,674
		36,488,985
JAPAN — 18.5%
Bridgestone Corp.	526,200	19,261,555
Daikin Industries Ltd.	398,600	25,290,644
FANUC Corp.	54,500	9,171,556
Fuji Heavy Industries Ltd.	558,000	15,752,218
Japan Tobacco, Inc.	560,629	18,934,807
KDDI Corp.	378,306	23,744,522
Keyence Corp.	52,400	21,047,977
Kubota Corp.	1,249,000	21,348,031
Mitsubishi Corp.	248,200	4,881,868
Mitsubishi Estate Co. Ltd.	670,000	18,600,029
Mizuho Financial Group, Inc.	7,210,500	15,132,583
Murata Manufacturing Co. Ltd.	195,500	16,812,485

11

Shares	Value

Nidec Corp.	132,400	$ 12,781,844
Omron Corp.	121,100	4,982,542
Oriental Land Co. Ltd.	54,900	8,086,690
ORIX Corp.	1,705,200	31,042,979
Panasonic Corp.	169,000	1,938,357
Rakuten, Inc.	1,605,704	24,670,585
Shin-Etsu Chemical Co. Ltd.	166,000	9,592,660
Toshiba Corp.	1,949,000	8,408,981
Toyota Motor Corp.	574,100	35,753,409
Unicharm Corp.	257,800	16,306,740
		363,543,062
MEXICO — 0.6%
Cemex SAB de CV ADR(1)	1,016,060	11,105,536
NETHERLANDS — 4.6%
Akzo Nobel NV	235,836	17,762,774
ASML Holding NV	305,095	28,559,270
ING Groep NV CVA(1)	1,654,434	21,486,827
Koninklijke DSM NV	205,916	16,163,979
Koninklijke Philips Electronics NV	164,830	5,900,520
		89,873,370
NORWAY — 1.1%
DNB ASA	717,888	12,701,316
Schibsted ASA	128,810	8,321,242
		21,022,558
RUSSIA — 1.2%
Magnit OJSC GDR	227,847	15,015,117
Yandex NV A Shares(1)	235,340	9,354,765
		24,369,882
SPAIN — 1.6%
Amadeus IT Holding SA A Shares	104,910	3,929,441
Banco Popular Espanol SA(1)	1,754,610	10,197,076
Inditex SA	107,459	17,134,905
		31,261,422
SWEDEN — 2.5%
SKF AB B Shares	319,342	8,709,748
Svenska Cellulosa AB B Shares	879,318	25,671,659
Telefonaktiebolaget LM Ericsson B Shares	1,173,996	14,622,710
		49,004,117
SWITZERLAND — 7.9%
Adecco SA	232,741	17,922,906
Cie Financiere Richemont SA	122,283	12,425,269
Givaudan SA	4,790	6,759,058
Novartis AG	458,872	36,273,366
Roche Holding AG	171,091	47,699,355
Sika AG	3,551	11,662,982
Syngenta AG	23,682	9,301,403
UBS AG	724,384	13,809,969
		155,854,308
TAIWAN — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	882,249	15,642,275
UNITED KINGDOM — 20.7%
Aberdeen Asset Management plc	1,498,810	12,073,669
ARM Holdings plc	383,430	6,386,997
Ashtead Group plc	1,469,998	16,729,260
Associated British Foods plc	545,489	20,466,939
BG Group plc	1,139,005	23,268,963
British American Tobacco plc	239,574	12,783,605
BT Group plc	3,112,600	18,982,156
Burberry Group plc	512,695	12,810,349
Capita Group plc (The)	1,380,137	22,515,428
Compass Group plc	883,411	13,313,286
Diageo plc	457,630	14,572,034
Experian plc	316,054	5,828,383
HSBC Holdings plc	1,691,360	18,872,072
International Consolidated Airlines Group SA(1)	1,913,080	11,466,553
ITV plc	3,231,720	10,047,319
J Sainsbury plc	1,480,720	9,870,901
Johnson Matthey plc	319,018	16,547,687
Kingfisher plc	602,560	3,706,256
Lloyds Banking Group plc(1)	22,133,630	28,032,153
Next plc	99,690	8,963,593
Reckitt Benckiser Group plc	223,170	17,926,342
Rio Tinto plc	477,838	25,501,217
Rolls-Royce Holdings plc	647,973	13,094,433
Shire plc	174,360	7,908,660
Standard Chartered plc	673,400	15,960,793
Travis Perkins plc	281,064	8,259,893
Whitbread plc	512,687	29,923,904
		405,812,845
TOTAL COMMON STOCKS (Cost $1,476,487,798)		1,955,720,754

12

Shares	Value

Temporary Cash Investments — 0.1%

Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations,

0.375%, 6/30/15, valued at $371,759), in a joint trading account at 0.06%, dated 11/29/13, due 12/2/13 (Delivery value $364,292)

		$ 364,290
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $444,583), in a joint trading account at 0.03%, dated 11/29/13, due 12/2/13 (Delivery value $437,149)		437,148
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 5/29/14, valued at $371,933), in a joint trading account at 0.04%, dated 11/29/13, due 12/2/13 (Delivery value $364,649)		364,648
SSgA U.S. Government Money Market Fund	982,065	982,065
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,148,151)		2,148,151
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $1,478,635,949)		1,957,868,905
OTHER ASSETS AND LIABILITIES — 0.4%		7,263,797
TOTAL NET ASSETS — 100.0%		$1,965,132,702

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	22.3%
Financials	17.7%
Industrials	13.9%
Consumer Staples	11.0%
Health Care	10.8%
Materials	9.4%
Information Technology	9.0%
Telecommunication Services	3.0%
Energy	2.2%
Utilities	0.2%
Cash and Equivalents*	0.5%

*  Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

GDR = Global Depositary Receipt

OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $1,478,635,949)	$1,957,868,905
Foreign currency holdings, at value (cost of $1,091,412)	1,080,796
Receivable for investments sold	34,761,522
Receivable for capital shares sold	841,842
Dividends and interest receivable	5,902,346
Other assets	1,125,667
2,001,581,078

Liabilities
Disbursements in excess of demand deposit cash	998,752
Payable for investments purchased	32,417,603
Payable for capital shares redeemed	823,489
Accrued management fees	1,863,675
Distribution and service fees payable	57,924
Accrued foreign taxes	286,933
36,448,376

Net Assets	$1,965,132,702

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,456,373,167
Undistributed net investment income	8,304,100
Undistributed net realized gain	21,137,978
Net unrealized appreciation	479,317,457
$1,965,132,702

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,499,623,091	108,801,245	$13.78
Institutional Class, $0.01 Par Value	$185,325,280	13,501,648	$13.73
A Class, $0.01 Par Value	$267,979,331	19,339,771	$13.86*
C Class, $0.01 Par Value	$4,859,138	357,881	$13.58
R Class, $0.01 Par Value	$2,269,611	162,563	$13.96
R6 Class, $0.01 Par Value	$5,076,251	369,536	$13.74

*  Maximum offering price $14.71 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,839,028)	$36,668,176
Interest	1,135
36,669,311

Expenses:
Management fees	21,256,750
Distribution and service fees:
A Class	572,469
C Class	29,484
R Class	11,598
Directors’ fees and expenses	69,559
Other expenses	27,730
21,967,590

Net investment income (loss)	14,701,721

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $78,413)	240,298,230
Foreign currency transactions	(1,054,809)
239,243,421

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(286,933))	131,161,182
Translation of assets and liabilities in foreign currencies	125,968
131,287,150

Net realized and unrealized gain (loss)	370,530,571

Net Increase (Decrease) in Net Assets Resulting from Operations	$385,232,292

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$14,701,721	$21,299,200
Net realized gain (loss)	239,243,421	73,341,568
Change in net unrealized appreciation (depreciation)	131,287,150	124,258,698
Net increase (decrease) in net assets resulting from operations	385,232,292	218,899,466

Distributions to Shareholders
From net investment income:
Investor Class	(20,623,148)	(13,149,175)
Institutional Class	(2,775,151)	(1,737,113)
A Class	(2,541,575)	(1,045,144)
C Class	(22,786)	—
R Class	(23,701)	(2,865)
Decrease in net assets from distributions	(25,986,361)	(15,934,297)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(6,050,779)	(72,934,859)

Redemption Fees
Increase in net assets from redemption fees	47,633	25,535

Net increase (decrease) in net assets	353,242,785	130,055,845

Net Assets
Beginning of period	1,611,889,917	1,481,834,072
End of period	$1,965,132,702	$1,611,889,917

Undistributed net investment income	$8,304,100	$17,202,739

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2013

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited

17

to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated

18

investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.050% to 1.500% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.850% to 1.300% for the Institutional Class and 0.700% to 1.150% for the R6 Class. The effective annual management fee for each class for the period ended November 30, 2013 was 1.22% for the Investor Class, A Class, C Class and R Class, 1.02% for the Institutional Class and 0.85% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are

19

computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 17% of the shares of the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 were $1,927,860,924 and $1,938,346,603, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013(1)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	550,000,000		1,050,000,000
Sold	9,610,155	$118,472,050	9,540,301	$99,145,757
Issued in reinvestment of distributions	1,715,577	19,900,407	1,289,908	12,769,602
Redeemed	(15,013,406)	(184,392,231)	(18,475,303)	(191,498,787)
	(3,687,674)	(46,019,774)	(7,645,094)	(79,583,428)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	3,140,110	38,258,142	3,648,208	37,988,069
Issued in reinvestment of distributions	237,368	2,753,024	174,599	1,721,641
Redeemed	(2,376,498)	(29,848,228)	(2,828,496)	(29,753,415)
	1,000,980	11,162,938	994,311	9,956,295
A Class/Shares Authorized	150,000,000		125,000,000
Sold	5,245,205	65,703,449	3,603,895	36,787,526
Issued in reinvestment of distributions	215,947	2,503,930	102,434	1,020,551
Redeemed	(3,642,714)	(45,205,498)	(3,616,301)	(39,295,456)
	1,818,438	23,001,881	90,028	(1,487,379)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	163,034	2,125,390	11,788	123,154
Issued in reinvestment of distributions	1,715	19,472	—	—
Redeemed	(31,039)	(379,874)	(66,460)	(667,358)
	133,710	1,764,988	(54,672)	(544,204)
R Class/Shares Authorized	5,000,000		5,000,000
Sold	34,725	433,114	41,567	440,298
Issued in reinvestment of distributions	1,862	21,632	250	2,536
Redeemed	(72,251)	(914,494)	(166,772)	(1,718,977)
	(35,664)	(459,748)	(124,955)	(1,276,143)
R6 Class/Shares Authorized	50,000,000		N/A
Sold	384,473	4,698,936
Redeemed	(14,937)	(200,000)
	369,536	4,498,936
Net increase (decrease)	(400,674)	$(6,050,779)	(6,740,382)	$(72,934,859)

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$60,379,430	$1,895,341,324	—
Temporary Cash Investments	982,065	1,166,086	—
Total Value of Investment Securities	$61,361,495	$1,896,507,410	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 17, 2013, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2013 of $0.2786 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class.

On December 17, 2013, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2013:

Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
$0.1450	$0.1720	$0.1113	$0.0101	$0.0776	$0.1922

21

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$25,986,361	$15,934,297
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,515,081,276
Gross tax appreciation of investments	$449,585,136
Gross tax depreciation of investments	(6,797,507)
Net tax appreciation (depreciation) of investments	$442,787,629
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$ 86,037
Net tax appreciation (depreciation)	$442,873,666
Undistributed ordinary income	$27,903,528
Accumulated long-term gains	$40,027,282
Accumulated short-term capital losses	$(2,044,941)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2016.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$11.27	0.11	2.58	2.69	(0.18)	$13.78	24.22%	1.22%	0.84%	110%	$1,499,623
2012	$9.90	0.15	1.33	1.48	(0.11)	$11.27	15.10%	1.29%	1.41%	106%	$1,268,251
2011	$10.30	0.10	(0.35)	(0.25)	(0.15)	$9.90	(2.57)%	1.32%	0.95%	125%	$1,189,245
2010	$9.75	0.09	0.61	0.70	(0.15)	$10.30	7.28%	1.35%	0.87%	130%	$1,320,906
2009	$7.15	0.09	2.64	2.73	(0.13)	$9.75	38.66%	1.38%	1.18%	151%	$1,279,615
Institutional Class
2013	$11.24	0.13	2.58	2.71	(0.22)	$13.73	24.54%	1.02%	1.04%	110%	$185,325
2012	$9.89	0.17	1.33	1.50	(0.15)	$11.24	15.28%	1.09%	1.61%	106%	$140,446
2011	$10.30	0.12	(0.33)	(0.21)	(0.20)	$9.89	(2.27)%	1.12%	1.15%	125%	$113,741
2010	$9.78	0.10	0.61	0.71	(0.19)	$10.30	7.38%	1.15%	1.07%	130%	$98,610
2009	$7.17	0.11	2.64	2.75	(0.14)	$9.78	38.96%	1.18%	1.38%	151%	$66,920
A Class
2013	$11.33	0.07	2.61	2.68	(0.15)	$13.86	23.98%	1.47%	0.59%	110%	$267,979
2012	$9.92	0.12	1.35	1.47	(0.06)	$11.33	14.80%	1.54%	1.16%	106%	$198,434
2011	$10.29	0.08	(0.35)	(0.27)	(0.10)	$9.92	(2.76)%	1.57%	0.70%	125%	$172,901
2010	$9.72	0.06	0.61	0.67	(0.10)	$10.29	6.98%	1.60%	0.62%	130%	$183,990
2009	$7.13	0.07	2.63	2.70	(0.11)	$9.72	38.30%	1.63%	0.93%	151%	$177,804

23

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$11.14	(0.03)	2.57	2.54	(0.10)	$13.58	23.00%	2.22%	(0.16)%	110%	$4,859
2012	$9.77	0.04	1.33	1.37	—	$11.14	14.02%	2.29%	0.41%	106%	$2,497
2011	$10.13	—(3)	(0.36)	(0.36)	—	$9.77	(3.55)%	2.32%	(0.05)%	125%	$2,725
2010	$9.54	(0.01)	0.60	0.59	—	$10.13	6.18%	2.35%	(0.13)%	130%	$2,691
2009	$7.00	0.01	2.59	2.60	(0.06)	$9.54	37.29%	2.38%	0.18%	151%	$3,051
R Class
2013	$11.41	0.05	2.62	2.67	(0.12)	$13.96	23.59%	1.72%	0.34%	110%	$2,270
2012	$9.97	0.10	1.35	1.45	(0.01)	$11.41	14.56%	1.79%	0.91%	106%	$2,262
2011	$10.32	0.05	(0.36)	(0.31)	(0.04)	$9.97	(3.05)%	1.82%	0.45%	125%	$3,222
2010	$9.72	0.03	0.62	0.65	(0.05)	$10.32	6.75%	1.85%	0.37%	130%	$4,381
2009	$7.13	0.06	2.62	2.68	(0.09)	$9.72	37.97%	1.88%	0.68%	151%	$5,436
R6 Class
2013(4)	$12.56	0.01	1.17	1.18	—	$13.74	9.39%	0.85%(5)	0.20%(5)	110%(6)	$5,076

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

30

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

31

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

32

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

34

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For the fiscal year ended November 30, 2013, the fund intends to pass through to shareholders $3,839,028, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2013, the fund earned $40,507,204 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2013 are $0.2842 and $0.0269, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80784 1401

ANNUAL REPORT	NOVEMBER 30, 2013

International Opportunities Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Global Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended November 30, 2013, with most major market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving U.S. and European economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank (ECB) and the Bank of Japan as well as favorable corporate earnings reports, generally helped keep stocks in favor. Additionally, housing market gains in the U.S., U.K., and Australia aided the global investment landscape.

Europe, Japan were Performance Leaders

Assurances by the ECB that it would keep interest rates at historic lows for an extended period, followed by the cutting of its key lending rate to 0.25% late in the period, helped drive stock market gains in Europe. In addition, economic conditions throughout Europe improved, led by an expanding manufacturing sector, improving business and consumer sentiment, and a slowdown of the economic contraction in the peripheral countries. In the second calendar quarter of 2013, the 17-member eurozone emerged from its longest-ever recession (six consecutive quarters). Investors generally focused on these positive factors, pushing stocks higher despite the structural issues and high unemployment still plaguing the region.

In Japan, the central bank’s efforts to pull the nation out of its decades-long deflationary spiral and spark economic growth appeared to be working. Japan’s economy grew, and consumer prices increased. Late in the period, government officials announced the country’s inflation rate rose at a five-year high, suggesting their deflation-focused initiatives were gaining traction.

Overall, developed market stocks sharply outperformed their emerging market counterparts. Much of the lagging performance was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

International Equity Total Returns
For the 12 months ended November 30, 2013 (in U.S. dollars)
MSCI EAFE Index	24.84%	MSCI Europe Index	25.94%
MSCI EAFE Growth Index	23.45%	MSCI World Index	26.38%
MSCI EAFE Value Index	26.20%	MSCI Japan Index	32.84%
MSCI Emerging Markets Index	3.66%

3

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AIOIX	30.13%(1)(2)	20.75%	12.41%	13.60%	6/1/01
MSCI All Country World ex-U.S. Small Cap Growth Index	—	19.81%	19.67%	9.62%	8.17%	—
Institutional Class	ACIOX	30.38%(1)(2)	21.04%	12.65%	16.40%	1/9/03
A Class No sales charge* With sales charge*	AIVOX	29.89%(1) 22.49%(1)	— —	— —	15.02% 13.20%	3/1/10
C Class	AIOCX	29.02%(1)	—	—	14.20%	3/1/10
R Class	AIORX	29.50%(1)	—	—	14.73%	3/1/10

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2003

  *  Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.87%	1.67%	2.12%	2.87%	2.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Mark Kopinski, Trevor Gurwich, and Indraneel Das

Performance Summary

International Opportunities advanced 30.13%* for the 12 months ended November 30, 2013, compared with its benchmark, the MSCI All Country World ex-U.S. Small Cap Growth Index, which gained 19.81%.

Non-U.S. developed markets generally demonstrated robust performance during the 12-month period, primarily due to ongoing central bank stimulus measures, improving economic conditions in Europe, Japan, the U.K., and the U.S., and generally favorable corporate earnings. Overall, developed market stocks sharply outperformed their emerging market counterparts, and within the non-U.S. small-cap universe, value stocks outpaced growth stocks.

The portfolio’s outperformance compared with the benchmark primarily was due to favorable stock selection within several sectors, including consumer discretionary, materials, and industrials. Overall, our sector allocations also contributed positively to relative performance. On a regional basis, exposure in Australia, Canada, and Denmark contributed the most to relative results.

Jewelry Company was a Top Contributor

Robust performance in the textiles, apparel, and luxury goods industry—stemming primarily from improving spending trends for higher-end goods—helped drive results in the consumer discretionary sector. An overweight position in jewelry and charm retailer Pandora was among the portfolio’s top contributors. The stock price of the Denmark-based company advanced throughout the period, benefiting from lower silver and gold prices, an increase in luxury goods spending, and management’s recommitment to the company’s core business model. Late in the period, Pandora reported stronger-than-expected third-quarter profits attributed to growing demand and more frequent new-product launches. Management also reiterated its full-year forecasts, which it had increased in October.

Strong performance in the industrials sector largely was due to an overweight position in Ashtead Group, which also was among the portfolio’s top contributors for the period. The stock price of the U.K.-based construction equipment rental company advanced on solid earnings growth. Ashtead benefited from the housing market recoveries in the U.S. and U.K., its two key markets, and the preference among construction companies to rent rather than purchase equipment needed to grow the business.

In addition, an overweight position in Italy’s Banca Generali, an asset manager, was a top contributor to portfolio performance. The company reported a 6.3% gain in net profits during the first half of 2013, making it the best first half in Banca Generali history. The company also reported strong net inflows, which as of the first eight months of 2013 had already topped total inflows for all of 2012.

*	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

6

Semiconductor Company was a Main Detractor

Stock selection detracted from portfolio performance in the information technology and telecommunication services sectors. Regionally, exposure in Switzerland, China, and Norway weighed on relative results. In the technology sector, the semiconductor industry was among the weakest, and an overweight position in ams AG, a Switzerland-based supplier of semiconductors and sensor technology to handset makers, was a primary detractor. The company’s stock price suffered due to waning demand for handsets in general and from weaker demand specifically tied to the slowdown in China’s economic growth rate.

In addition, an overweight position in Australia-based Regis Resources, a mineral exploration and production company engaged in gold, nickel, and copper mining, was among the largest detractors. The company’s stock price suffered amid declining demand resulting from falling metals prices.

Norway-based Petroleum Geo-Services, a portfolio-only position, also was a primary detractor. The provider of marine seismic survey and data processing experienced waning demand for its services amid a pullback in surveying and infrastructure budgets worldwide. We sold the position in June.

Outlook

Our near-term growth outlook favors Europe, Japan, and North America. The European economy appears to be stabilizing, and we remain focused on European companies we believe will offer accelerating earnings growth. In Japan, where government policies have boosted economic activity and weakened the yen, we believe companies in the industrial- and consumer-led sectors remain attractive. Increasing real wages, tied to increasing corporate profits, may help fuel additional consumer activity in Japan. We also believe the U.S. economic recovery will continue, and we will seek non-U.S. companies with exposure to improving U.S. markets.

Meanwhile, we expect many emerging markets to continue to face pressures from currency weakness and rising-rate fears. We will focus on emerging market companies we believe are positioned to benefit from consumer activity in China or overall global growth.

7

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Holdings	% of net assets
Aareal Bank AG	2.2%
Royal UNIBREW A/S	2.0%
Dixons Retail plc	1.8%
Plastic Omnium SA	1.5%
Bellway plc	1.5%
Countrywide plc	1.5%
Techtronic Industries Co.	1.5%
AarhusKarlshamn AB	1.5%
Element Financial Corp.	1.5%
Hotel Shilla Co. Ltd.	1.5%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	99.4%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	(0.7)%

Investments by Country	% of net assets
Japan	19.2%
United Kingdom	13.3%
Germany	8.2%
Hong Kong	7.8%
Taiwan	5.0%
Canada	5.0%
Denmark	5.0%
Sweden	4.5%
France	4.3%
South Korea	3.9%
China	3.6%
Italy	2.3%
Singapore	2.2%
Other Countries	15.1%
Cash and Equivalents*	0.6%

*  Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 – 11/30/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,124.70	$8.79	1.65%
Investor Class (before waiver)	$1,000	$1,124.70(2)	$9.48	1.78%
Institutional Class (after waiver)	$1,000	$1,126.10	$7.73	1.45%
Institutional Class (before waiver)	$1,000	$1,126.10(2)	$8.42	1.58%
A Class (after waiver)	$1,000	$1,123.60	$10.11	1.90%
A Class (before waiver)	$1,000	$1,123.60(2)	$10.81	2.03%
C Class (after waiver)	$1,000	$1,119.80	$14.08	2.65%
C Class (before waiver)	$1,000	$1,119.80(2)	$14.77	2.78%
R Class (after waiver)	$1,000	$1,121.30	$11.43	2.15%
R Class (before waiver)	$1,000	$1,121.30(2)	$12.12	2.28%
Hypothetical
Investor Class (after waiver)	$1,000	$1,016.80	$8.34	1.65%
Investor Class (before waiver)	$1,000	$1,016.14	$9.00	1.78%
Institutional Class (after waiver)	$1,000	$1,017.80	$7.33	1.45%
Institutional Class (before waiver)	$1,000	$1,017.15	$7.99	1.58%
A Class (after waiver)	$1,000	$1,015.54	$9.60	1.90%
A Class (before waiver)	$1,000	$1,014.89	$10.25	2.03%
C Class (after waiver)	$1,000	$1,011.78	$13.36	2.65%
C Class (before waiver)	$1,000	$1,011.13	$14.02	2.78%
R Class (after waiver)	$1,000	$1,014.29	$10.86	2.15%
R Class (before waiver)	$1,000	$1,013.64	$11.51	2.28%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

10

Schedule of Investments

NOVEMBER 30, 2013

	Shares	Value
Common Stocks — 99.4%
AUSTRALIA — 1.2%
Flight Centre Travel Group Ltd.	39,620	$ 1,755,962
BRAZIL — 0.9%
Estacio Participacoes SA	148,100	1,279,716
CAMBODIA — 0.5%
NagaCorp Ltd.	854,000	787,625
CANADA — 5.0%
Africa Oil Corp.(1)	82,170	792,343
ATS Automation Tooling Systems, Inc.(1)	109,960	1,350,504
CCL Industries, Inc. Class B	15,380	1,258,857
Element Financial Corp.(1)	159,790	2,195,599
Stantec, Inc.	11,050	714,654
West Fraser Timber Co. Ltd.	12,490	1,102,595
		7,414,552
CHINA — 3.6%
CIMC Enric Holdings Ltd.	486,000	822,480
E-Commerce China Dangdang, Inc. A Shares ADR(1)	76,250	709,888
Ju Teng International Holdings Ltd.	1,296,000	869,288
Minth Group Ltd.	775,658	1,624,844
YY, Inc. ADR(1)	26,430	1,331,544
		5,358,044
DENMARK — 5.0%
Auriga Industries B Shares(1)	20,690	704,780
Jyske Bank A/S(1)	38,580	2,085,823
Pandora A/S	11,890	616,841
Royal UNIBREW A/S	20,990	2,924,996
SimCorp A/S	29,520	1,035,138
		7,367,578
FINLAND — 1.5%
Caverion Corp.(1)	93,205	1,099,296
Cramo Oyj	51,520	1,168,391
		2,267,687
FRANCE — 4.3%
Criteo SA ADR(1)	23,980	865,678
Eurofins Scientific	5,910	1,513,350
Havas SA	122,920	1,001,141
Ingenico	10,190	761,955
Plastic Omnium SA	75,100	2,296,034
		6,438,158
GERMANY — 8.2%
Aareal Bank AG(1)	87,640	3,220,067
Aurelius AG	41,920	1,629,083
DMG MORI SEIKI AG	31,910	984,907
Duerr AG	16,850	1,469,910
Morphosys AG(1)	4,890	375,017
NORMA Group	33,580	1,698,066
Stada Arzneimittel AG	13,950	720,964
Wirecard AG	54,460	2,038,338
		12,136,352
GREECE — 0.6%
Hellenic Exchanges SA Holding Clearing Settlement and Registry	75,827	829,422
HONG KONG — 7.8%
21Vianet Group, Inc. ADR(1)	56,480	1,008,168
Dah Sing Banking Group Ltd.	396,000	729,422
Hilong Holding Ltd.	1,823,000	1,441,460
Man Wah Holdings Ltd.	894,400	1,472,102
Melco International Development Ltd.	593,000	2,092,028
Pacific Basin Shipping Ltd.	1,425,000	1,021,986
Techtronic Industries Co.	834,500	2,244,336
Xinyi Glass Holdings Ltd.	1,414,000	1,495,611
		11,505,113
INDIA — 1.7%
Bank of India	241,800	840,244
Bharat Forge Ltd.	216,930	1,035,182
WNS Holdings Ltd. ADR(1)	31,940	639,439
		2,514,865
IRELAND — 0.7%
Smurfit Kappa Group plc	45,530	1,082,659
ITALY — 2.3%
Banca Generali SpA	56,750	1,619,351
Ei Towers SpA	16,040	730,792
Interpump Group SpA	93,710	1,068,962
		3,419,105
JAPAN — 19.2%
Aica Kogyo Co. Ltd.	69,300	1,429,361
Aida Engineering Ltd.	147,500	1,524,745
Avex Group Holdings, Inc.	15,500	339,216
Calbee, Inc.	46,000	1,166,558
Daifuku Co. Ltd.	117,000	1,497,262
Digital Garage, Inc.	34,000	816,770
Don Quijote Co. Ltd.	19,200	1,175,109
Dwango Co. Ltd.	38,000	1,020,430

11

Shares	Value

Enigmo, Inc.(1)	11,400	$ 774,503
Japan Aviation Electronics Industry Ltd.	91,000	1,022,412
Kanamoto Co. Ltd.	45,000	1,122,310
M3, Inc.	310	808,854
NTN Corp.(1)	325,000	1,475,182
Oisix, Inc.(1)	21,000	947,045
Pigeon Corp.	30,200	1,445,956
Ryohin Keikaku Co. Ltd.	13,900	1,445,019
Sanwa Holdings Corp.	226,000	1,458,207
Seiko Epson Corp.	16,100	389,122
Seria Co. Ltd.	28,000	1,080,970
Ship Healthcare Holdings, Inc.	25,100	1,070,692
Sundrug Co. Ltd.	27,700	1,247,845
Tadano Ltd.	105,000	1,396,993
THK Co. Ltd.	34,100	826,495
Toshiba Plant Systems & Services Corp.	64,000	972,698
Yaskawa Electric Corp.	93,000	1,245,507
Zeon Corp.	64,000	716,560
		28,415,821
MALAYSIA — 0.7%
Malaysia Airports Holdings Bhd	406,400	1,091,971
MEXICO — 0.9%
Compartamos SAB de CV	713,130	1,346,749
NORWAY — 1.0%
Opera Software ASA	123,070	1,501,503
PHILIPPINES — 0.5%
Puregold Price Club, Inc.	750,800	722,929
RUSSIA — 0.6%
QIWI plc ADR	19,720	922,502
SINGAPORE — 2.2%
Ezion Holdings Ltd.	1,056,200	1,767,558
KrisEnergy Ltd.(1)	668,000	662,756
OSIM International Ltd.	447,000	808,615
		3,238,929
SOUTH KOREA — 3.9%
Hotel Shilla Co. Ltd.	33,220	2,156,491
Kolao Holdings	38,362	1,072,961
Samchuly Bicycle Co. Ltd.	20,080	378,528
Seoul Semiconductor Co. Ltd.	35,250	1,392,280
Sung Kwang Bend Co. Ltd.	27,790	726,064
		5,726,324
SPAIN — 1.8%
Indra Sistemas SA	43,450	663,018
Melia Hotels International SA	167,990	2,029,275
		2,692,293
SWEDEN — 4.5%
AarhusKarlshamn AB	35,970	2,209,961
Fingerprint Cards AB B Shares(1)	54,340	542,626
Hexpol AB	17,470	1,245,127
Indutrade AB	22,650	913,341
Intrum Justitia AB	29,340	746,992
Loomis AB B Shares	40,440	961,778
		6,619,825
SWITZERLAND — 1.5%
Cembra Money Bank AG(1)	23,080	1,445,046
Tecan Group AG	6,690	741,037
		2,186,083
TAIWAN — 5.0%
AirTAC International Group	224,210	1,787,983
Eclat Textile Co. Ltd.	115,460	1,470,853
Everlight Electronics Co. Ltd.	628,000	1,173,495
Makalot Industrial Co. Ltd.	280,000	1,570,588
Teco Electric and Machinery Co. Ltd.	1,329,000	1,459,502
		7,462,421
THAILAND — 0.4%
Minor International PCL	855,800	647,647
TURKEY — 0.6%
Pegasus Hava Tasimaciligi AS(1)	44,780	937,233
UNITED KINGDOM — 13.3%
Bellway plc	96,850	2,285,218
Bodycote plc	112,800	1,110,216
Close Brothers Group plc	84,520	1,864,285
Countrywide plc	259,030	2,261,243
Dixons Retail plc(1)	3,197,040	2,688,896
Fenner plc	102,020	747,369
Grafton Group plc	170,650	1,738,235
Halma plc	94,500	907,680
Howden Joinery Group plc	239,856	1,263,774
Keller Group plc	62,700	1,086,492
Regus plc	265,000	862,903
Restaurant Group plc (The)	135,190	1,275,283
Spectris plc	20,550	818,120
Spirax-Sarco Engineering plc	15,010	719,879
		19,629,593
TOTAL COMMON STOCKS (Cost $115,978,433)		147,298,661

12

Shares	Value

Temporary Cash Investments — 1.3%

Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations,

0.375%, 6/30/15, valued at $320,639), in a joint trading account at 0.06%, dated 11/29/13, due 12/2/13 (Delivery value $314,199)

		$ 314,197
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $383,450), in a joint trading account at 0.03%, dated 11/29/13, due 12/2/13 (Delivery value $377,038)		377,037
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 5/29/14, valued at $320,789), in a joint trading account at 0.04%, dated 11/29/13, due 12/2/13 (Delivery value $314,507)		314,506
SSgA U.S. Government Money Market Fund	875,999	875,999
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,881,739)		1,881,739
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $117,860,172)		149,180,400
OTHER ASSETS AND LIABILITIES — (0.7)%		(1,025,068)
TOTAL NET ASSETS — 100.0%		$148,155,332

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	27.6%
Industrials	25.6%
Information Technology	15.2%
Financials	13.7%
Consumer Staples	6.6%
Materials	4.1%
Health Care	3.4%
Energy	3.2%
Cash and Equivalents*	0.6%

*   Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $117,860,172)	$149,180,400
Foreign currency holdings, at value (cost of $58,515)	58,593
Receivable for investments sold	277,383
Receivable for capital shares sold	169,015
Dividends and interest receivable	143,736
Other assets	31,882
149,861,009

Liabilities
Disbursements in excess of demand deposit cash	870,920
Payable for investments purchased	603,061
Payable for capital shares redeemed	38,168
Accrued management fees	186,169
Distribution and service fees payable	1,866
Accrued foreign taxes	5,493
1,705,677

Net Assets	$148,155,332

Net Assets Consist of:
Capital (par value and paid-in surplus)	$122,135,961
Distributions in excess of net investment income	(200,398)
Accumulated net realized loss	(5,080,086)
Net unrealized appreciation	31,299,855
$148,155,332

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$137,263,902	14,918,548	$9.20
Institutional Class, $0.01 Par Value	$3,100,166	333,834	$9.29
A Class, $0.01 Par Value	$6,742,626	734,648	$9.18*
C Class, $0.01 Par Value	$425,353	46,914	$9.07
R Class, $0.01 Par Value	$623,285	68,091	$9.15

*  Maximum offering price $9.74 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $171,544)	$2,104,930
Interest (net of foreign taxes withheld of $598)	1,833
2,106,763

Expenses:
Management fees	2,241,593
Distribution and service fees:
A Class	8,397
C Class	2,381
R Class	2,239
Directors’ fees and expenses	4,453
Other expenses	522
2,259,585
Fees waived	(91,866)
2,167,719

Net investment income (loss)	(60,956)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	19,827,296
Foreign currency transactions	(149,383)
19,677,913

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $42,242)	12,872,171
Translation of assets and liabilities in foreign currencies	(6,793)
12,865,378

Net realized and unrealized gain (loss)	32,543,291

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,482,335

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$(60,956)	$(45,624)
Net realized gain (loss)	19,677,913	2,514,219
Change in net unrealized appreciation (depreciation)	12,865,378	14,114,699
Net increase (decrease) in net assets resulting from operations	32,482,335	16,583,294

Distributions to Shareholders
From net investment income:
Investor Class	(1,124,548)	—
Institutional Class	(576)	—
A Class	(18,389)	—
R Class	(2,420)	—
Decrease in net assets from distributions	(1,145,933)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	15,147,764	(9,996,725)

Redemption Fees
Increase in net assets from redemption fees	18,160	10,012

Net increase (decrease) in net assets	46,502,326	6,596,581

Net Assets
Beginning of period	101,653,006	95,056,425
End of period	$148,155,332	$101,653,006

Undistributed (distributions in excess of) net investment income	$(200,398)	$115,564

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2013

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators.

17

Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign tax withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and

18

non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.400% to 2.000% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. Effective August 1, 2013, the investment advisor voluntarily agreed to waive 0.200% of its management fee. The investment advisor expects the fee waiver to continue through March 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended November 30, 2013 was $87,810, $160, $3,271, $235 and $390 for the Investor Class, Institutional Class, A Class, C Class, and R Class, respectively. The effective annual management fee before waiver for each class for the year ended November 30, 2013 was 1.79% for the Investor Class, A Class, C Class and R Class and 1.59% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended November 30, 2013 was 1.72% for the Investor Class, A Class, C Class and R Class and 1.52% for the Institutional Class.

19

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 were $165,853,723 and $150,801,397, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	4,740,316	$37,564,336	2,109,432	$14,203,067
Issued in reinvestment of distributions	141,042	1,093,076	—	—
Redeemed	(3,886,304)	(31,104,411)	(3,181,158)	(20,189,831)
	995,054	7,553,001	(1,071,726)	(5,986,764)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	327,546	2,997,896	—	—
Issued in reinvestment of distributions	74	576	—	—
	327,620	2,998,472	—	—
A Class/Shares Authorized	10,000,000		10,000,000
Sold	533,481	4,521,661	1,026,155	6,432,614
Issued in reinvestment of distributions	2,339	18,101	—	—
Redeemed	(72,269)	(585,413)	(1,615,573)	(10,475,816)
	463,551	3,954,349	(589,418)	(4,043,202)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	35,314	284,970	7,856	49,388
Redeemed	(5,813)	(45,657)	(7,789)	(47,347)
	29,501	239,313	67	2,041
R Class/Shares Authorized	10,000,000		10,000,000
Sold	59,917	458,537	11,475	75,424
Issued in reinvestment of distributions	313	2,420	—	—
Redeemed	(7,521)	(58,328)	(6,319)	(44,224)
	52,709	402,629	5,156	31,200
Net increase (decrease)	1,868,435	$15,147,764	(1,655,921)	$(9,996,725)

20

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,477,219	$141,821,442	—
Temporary Cash Investments	875,999	1,005,740	—
Total Value of Investment Securities	$6,353,218	$142,827,182	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

21

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$1,145,933	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$118,622,943
Gross tax appreciation of investments	$31,433,552
Gross tax depreciation of investments	(876,095)
Net tax appreciation (depreciation) of investments	$30,557,457
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$ (20,373)
Net tax appreciation (depreciation)	$30,537,084
Undistributed ordinary income	$457,570
Accumulated short-term capital losses	$(4,975,283)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$7.14	—(3)	2.14	2.14	(0.08)	$9.20	30.13%	1.72%	1.79%	(0.04)%	(0.11)%	123%	$137,264
2012	$5.98	—(3)	1.16	1.16	—	$7.14	19.40%	1.87%	1.87%	(0.04)%	(0.04)%	127%	$99,445
2011	$6.29	(0.01)	(0.27)	(0.28)	(0.03)	$5.98	(4.57)%	1.83%	1.83%	(0.17)%	(0.17)%	146%	$89,708
2010	$5.49	(0.03)	0.94	0.91	(0.11)	$6.29	16.72%	1.89%	1.89%	(0.52)%	(0.52)%	209%	$102,739
2009	$3.70	(0.02)	1.81	1.79	—	$5.49	48.38%	1.95%	1.95%	(0.52)%	(0.52)%	244%	$92,968
Institutional Class
2013	$7.21	(0.04)	2.21	2.17	(0.09)	$9.29	30.38%	1.52%	1.59%	0.16%	0.09%	123%	$3,100
2012	$6.03	0.01	1.17	1.18	—	$7.21	19.57%	1.67%	1.67%	0.16%	0.16%	127%	$45
2011	$6.34	—(3)	(0.27)	(0.27)	(0.04)	$6.03	(4.35)%	1.63%	1.63%	0.03%	0.03%	146%	$37
2010	$5.54	(0.02)	0.95	0.93	(0.13)	$6.34	17.04%	1.69%	1.69%	(0.32)%	(0.32)%	209%	$39
2009	$3.72	(0.04)	1.86	1.82	—	$5.54	48.92%	1.75%	1.75%	(0.32)%	(0.32)%	244%	$33
A Class
2013	$7.12	(0.03)	2.15	2.12	(0.06)	$9.18	29.89%	1.97%	2.04%	(0.29)%	(0.36)%	123%	$6,743
2012	$5.98	(0.04)	1.18	1.14	—	$7.12	19.06%	2.12%	2.12%	(0.29)%	(0.29)%	127%	$1,931
2011	$6.29	(0.04)	(0.26)	(0.30)	(0.01)	$5.98	(4.81)%	2.10%	2.10%	(0.44)%	(0.44)%	146%	$5,147
2010(4)	$5.51	(0.02)	0.84	0.82	(0.04)	$6.29	14.87%	2.14%(5)	2.14%(5)	(0.45)%(5)	(0.45)%(5)	209%(6)	$92

23

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$7.04	(0.09)	2.12	2.03	—	$9.07	29.02%	2.72%	2.79%	(1.04)%	(1.11)%	123%	$425
2012	$5.95	(0.06)	1.15	1.09	—	$7.04	18.15%	2.87%	2.87%	(1.04)%	(1.04)%	127%	$123
2011	$6.30	(0.06)	(0.29)	(0.35)	—	$5.95	(5.56)%	2.83%	2.83%	(1.17)%	(1.17)%	146%	$103
2010(4)	$5.51	(0.05)	0.84	0.79	—	$6.30	14.34%	2.89%(5)	2.89%(5)	(1.19)%(5)	(1.19)%(5)	209%(6)	$44
R Class
2013	$7.10	(0.03)	2.12	2.09	(0.04)	$9.15	29.50%	2.22%	2.29%	(0.54)%	(0.61)%	123%	$623
2012	$5.98	(0.03)	1.15	1.12	—	$7.10	18.73%	2.37%	2.37%	(0.54)%	(0.54)%	127%	$109
2011	$6.30	(0.04)	(0.28)	(0.32)	—	$5.98	(5.08)%	2.33%	2.33%	(0.67)%	(0.67)%	146%	$61
2010(4)	$5.51	(0.03)	0.84	0.81	(0.02)	$6.30	14.77%	2.39%(5)	2.39%(5)	(0.69)%(5)	(0.69)%(5)	209%(6)	$51

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	March 1, 2010 (commencement of sale) through November 30, 2010.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2010.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Opportunities Fund of American Century World Mutual Funds, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

30

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

31

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

32

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

34

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For the fiscal year ended November 30, 2013, the fund intends to pass through to shareholders $171,832, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2013, the fund earned $2,230,828 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2013 are $0.1385 and $0.0107, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80789 1401

ANNUAL REPORT	NOVEMBER 30, 2013

International Value Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Global Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended November 30, 2013, with most major market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving U.S. and European economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank (ECB) and the Bank of Japan as well as favorable corporate earnings reports, generally helped keep stocks in favor. Additionally, housing market gains in the U.S., U.K., and Australia aided the global investment landscape.

Europe, Japan were Performance Leaders

Assurances by the ECB that it would keep interest rates at historic lows for an extended period, followed by the cutting of its key lending rate to 0.25% late in the period, helped drive stock market gains in Europe. In addition, economic conditions throughout Europe improved, led by an expanding manufacturing sector, improving business and consumer sentiment, and a slowdown of the economic contraction in the peripheral countries. In the second calendar quarter of 2013, the 17-member eurozone emerged from its longest-ever recession (six consecutive quarters). Investors generally focused on these positive factors, pushing stocks higher despite the structural issues and high unemployment still plaguing the region.

In Japan, the central bank’s efforts to pull the nation out of its decades-long deflationary spiral and spark economic growth appeared to be working. Japan’s economy grew, and consumer prices increased. Late in the period, government officials announced the country’s inflation rate rose at a five-year high, suggesting their deflation-focused initiatives were gaining traction.

Overall, developed market stocks sharply outperformed their emerging market counterparts. Much of the lagging performance was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

International Equity Total Returns
For the 12 months ended November 30, 2013 (in U.S. dollars)
MSCI EAFE Index	24.84%	MSCI Europe Index	25.94%
MSCI EAFE Growth Index	23.45%	MSCI World Index	26.38%
MSCI EAFE Value Index	26.20%	MSCI Japan Index	32.84%
MSCI Emerging Markets Index	3.66%

3

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
A Class No sales charge* With sales charge*	MEQAX	24.67% 17.55%	12.95% 11.64%	7.46%(1) 6.83%(1)	4.66%(1) 4.29%(1)	3/31/97
MSCI EAFE Value Index	—	26.20%	12.91%	7.51%	6.24%	—
Investor Class	ACEVX	24.96%	13.25%	—	4.02%	4/3/06
Institutional Class	ACVUX	25.24%	13.46%	—	4.21%	4/3/06
C Class	ACCOX	23.68%	12.09%	—	2.97%	4/3/06
R Class	ACVRX	24.32%	12.65%	—	3.49%	4/3/06
R6 Class	ACVDX	—	—	—	9.14%(2)	7/26/13

*

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street International Equity Fund.

(1)	Returns would have been lower if a portion of the fees had not been waived.

(2)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2003*

*	The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

**	Ending value would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.31%	1.11%	1.56%	2.31%	1.81%	0.96%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Elizabeth Xie, Yulin Long, and Vinod Chandrashekaran

Performance Summary

International Value returned 24.67%* for the fiscal year ended November 30, 2013, compared with the 26.20% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect management fees, while benchmark returns do not.

International equity markets posted robust returns during the 12-month period, despite ongoing weakness in the global economic recovery. Continued stimulus by central banks around the world, combined with improving economic and corporate data, led most markets to finish the fiscal year with double-digit gains.

The fund’s stock selection process incorporates factors of value, quality, and momentum while striving to minimize unintended bets along industries and other risk characteristics. Stock selection insights based on value, and to a lesser extent quality, were detrimental to relative returns, while momentum measures were generally advantageous.

From a geographical perspective, positioning in Japan and Italy negatively impacted returns, while holdings in Hong Kong and Germany contributed favorably to performance versus the benchmark. On a sector level, financials and information technology holdings were among the top detractors, while consumer discretionary stocks bolstered returns.

Financials Detracted from Relative Results

The fund’s financials stocks, particularly holdings among Japanese commercial banks, produced the lion’s share of the underperformance in this sector, and were among the largest detractors from the fund’s relative results. Underweights to Sumitomo Mitsui Trust Holdings and Sumitomo Mitsui Financial Group were detrimental as the stock of both companies saw significant appreciation during the first half of the period on news of share repurchases and acquisitions.

The information technology sector was another area of underperformance, especially among communications equipment holdings. Here, not owning Finland-based mobile communications company Nokia led the sector’s underperformance. The company’s stock surged after Microsoft announced its intention to buy the company’s devices and services unit.

Among individual detractors U.K.-based global metals and mining company Evraz also impacted relative gains. Greater-than-index exposure to the company was detrimental after its shares tumbled on slumping commodity and metals prices, which ultimately led the company to be removed from London’s FTSE 100 Index. However, we believe that the holding appears very attractive on value, and we remain committed to owning it in the fund. A smaller-than-index weighting in Daimler, a German auto manufacturer, was also detrimental after the company’s stock rose over 70% on robust sales of its Mercedes-Benz brand.

*	All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would have been lower than those shown.

6

Consumer Discretionary Bolstered Performance

On the positive side, International Value’s holdings in the consumer discretionary and industrials sectors outperformed their counterparts in the MSCI EAFE Value Index for the 12-month period. Within the consumer sector, media names had the biggest relative impact on performance, with hotels, restaurants and leisure holdings also helping to add value. A significant contribution in the sector came from overweight exposure to Germany’s ProSiebenSat.1 Media AG. The broadcaster’s shares climbed on higher-than-expected revenues and upward revisions to its earning outlook thanks to strength in digital revenue growth. Hong Kong casino developer MGM China Holdings, a non-index position, bolstered results after its stock nearly doubled in value during the year due to solid revenue and earnings growth. The firm benefited from growth in the Macau gaming market thanks to increasing disposable incomes of Chinese consumers from the mainland. Japan’s Fuji Heavy Industries, manufacturer of Subaru cars, was another top sector and portfolio contributor thanks to strong sales growth as well as a weakening currency.

Among industrials, commercial services and supplies companies added the most value. Here, rising earnings, improving operating margins, and announcement of a share buyback program by Sweden-based Intrum Justitia, a provider of credit management services, drove its stock to appreciate steadily during the year. Elsewhere in the fund, top individual performers included Japan-based wireless telecommunication services provider KDDI Corporation, which appreciated over 70%.

A Look Ahead

As we move into 2014, uncertainty surrounding the global economic recovery and potential monetary policy changes implemented by central banks around the world remain the key factors likely to impact international equity markets in the near term. We believe that our disciplined investment approach is particularly beneficial during periods of likely volatility, and we adhere to our process regardless of the market environment. We believe that this allows us to take advantage of opportunities presented by market inefficiencies.

We believe that stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the fund’s sector and industry selection are primarily a result of identifying what we believe to be superior individual securities. As of November 30, 2013, the portfolio’s largest underweight position was in the consumer staples sector. In part, this reflected the reduction of a stake in Switzerland-based global food and beverage manufacturer Nestle, which appears weak based on our momentum insights. Exposure to the health care sector was also reduced, primarily through a partial liquidation of France-based pharmaceutical company Sanofi, whose quality and momentum measures appear unappealing to the team. The fund’s top overweights include telecommunication services, reflected in part by an additional investment in Germany-based Deutsche Telekom, as well as industrials, where we initiated a position in German airline Deutsche Lufthansa. We believe that both holdings are compelling across all factors.

7

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Holdings	% of net assets
HSBC Holdings plc	4.0%
Total SA	2.5%
Royal Dutch Shell plc B Shares	2.2%
AstraZeneca plc	2.0%
Westpac Banking Corp.	2.0%
Vodafone Group plc	1.9%
Allianz SE	1.9%
Commonwealth Bank of Australia	1.8%
Australia & New Zealand Banking Group Ltd.	1.8%
Banco Santander SA	1.7%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	97.7%
Exchange-Traded Funds	1.5%
Total Equity Exposure	99.2%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	(0.3)%

Investments by Country	% of net assets
United Kingdom	23.2%
Japan	18.9%
Germany	9.9%
France	9.8%
Australia	7.8%
Spain	4.2%
Switzerland	4.0%
Hong Kong	3.4%
Singapore	2.2%
Italy	2.0%
Other Countries	12.3%
Exchange-Traded Funds	1.5%
Cash and Equivalents*	0.8%

*	Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 – 11/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,136.90	$7.02	1.31%
Institutional Class	$1,000	$1,137.10	$5.95	1.11%
A Class	$1,000	$1,134.80	$8.35	1.56%
C Class	$1,000	$1,129.70	$12.33	2.31%
R Class	$1,000	$1,134.00	$9.68	1.81%
R6 Class	$1,000	$1,091.40(2)	$3.52(3)	0.96%
Hypothetical
Investor Class	$1,000	$1,018.50	$6.63	1.31%
Institutional Class	$1,000	$1,019.50	$5.62	1.11%
A Class	$1,000	$1,017.25	$7.89	1.56%
C Class	$1,000	$1,013.49	$11.66	2.31%
R Class	$1,000	$1,015.99	$9.15	1.81%
R6 Class	$1,000	$1,020.26(4)	$4.86(4)	0.96%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through November 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 128, the number of days in the period from July 26, 2013 (commencement of sale) through November 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments

NOVEMBER 30, 2013

	Shares	Value
Common Stocks — 97.7%
AUSTRALIA — 7.8%
Australia & New Zealand Banking Group Ltd.	22,500	$ 653,332
Commonwealth Bank of Australia	9,400	665,855
National Australia Bank Ltd.	15,005	472,304
Telstra Corp. Ltd.	75,447	347,499
Westpac Banking Corp.	24,097	721,200
		2,860,190
AUSTRIA — 1.1%
OMV AG	7,881	386,049
BELGIUM — 1.3%
Delhaize Group SA	4,652	271,145
KBC Groep NV	3,812	217,550
		488,695
DENMARK — 1.1%
AP Moeller – Maersk A/S B Shares	11	111,609
Tryg A/S	931	84,134
Vestas Wind Systems A/S(1)	7,001	199,584
		395,327
FINLAND — 0.8%
UPM-Kymmene Oyj	16,929	281,328
FRANCE — 9.8%
BNP Paribas	1,800	135,133
Bouygues SA	7,211	272,001
Cie Generale des Etablissements Michelin Class B	442	48,017
CNP Assurances	19,643	375,408
Derichebourg SA(1)	35,861	116,265
GDF Suez	16,200	375,755
Metropole Television SA	9,525	207,793
Orange SA	7,598	99,267
Plastic Omnium SA	2,395	73,222
Sanofi	3,710	392,403
Technicolor SA(1)	11,700	59,299
Total SA	15,330	928,933
UbiSoft Entertainment SA(1)	18,851	248,207
Vinci SA	4,179	268,732
		3,600,435
GERMANY — 9.9%
Allianz SE	4,000	694,891
BASF SE	3,014	321,901
Daimler AG	1,500	124,330
Deutsche Lufthansa AG(1)	18,793	408,192
Deutsche Telekom AG	37,649	597,775
E.ON AG	5,753	110,691
Hannover Rueck SE	4,831	402,330
Metro AG	5,900	295,744
ProSiebenSat.1 Media AG	6,560	295,178
Rheinmetall AG	1,641	101,144
Siemens AG	2,180	287,925
		3,640,101
HONG KONG — 3.4%
BOC Hong Kong Holdings Ltd.	132,000	446,098
Dah Sing Banking Group Ltd.	44,400	81,784
FIH Mobile Ltd.(1)	120,000	60,213
Hang Seng Bank Ltd.	15,500	252,917
Link Real Estate Investment Trust (The)	27,500	134,794
Wharf Holdings Ltd.	33,000	274,342
		1,250,148
IRELAND — 0.8%
Smurfit Kappa Group plc	12,655	300,923
ISRAEL — 0.8%
Bank Hapoalim BM	54,045	301,035
ITALY — 2.0%
Enel SpA	49,460	225,006
ENI SpA	18,689	449,739
Prysmian SpA	1,573	41,081
		715,826
JAPAN — 18.9%
Aeon Co. Ltd.	12,100	162,759
Aisin Seiki Co. Ltd.	3,900	156,845
Asahi Kasei Corp.	30,000	236,615
Bridgestone Corp.	7,100	259,896
Central Japan Railway Co.	3,300	396,857
Daihatsu Motor Co. Ltd.	6,300	115,244
Daikyo, Inc.	12,000	32,798
Dowa Holdings Co. Ltd.	4,000	40,568
Fuji Heavy Industries Ltd.	13,500	381,102
Fukuoka Financial Group, Inc.	68,000	304,671
GungHo Online Entertainment, Inc.(1)	56	36,679
Hino Motors Ltd.	14,000	216,877
Japan Airlines Co. Ltd.	6,400	325,482
JGC Corp.	3,000	111,718
KDDI Corp.	7,600	477,017
Konica Minolta Holdings, Inc.	7,500	75,626
Mitsubishi Chemical Holdings Corp.	13,000	60,403
Mitsubishi Motors Corp.(1)	8,600	93,182

11

Shares	Value

Mitsubishi UFJ Financial Group, Inc.	12,100	$ 77,836
Mitsui Engineering & Shipbuilding Co. Ltd.	87,000	178,340
Nippon Paint Co. Ltd.	4,000	64,815
Nippon Telegraph & Telephone Corp.	8,800	441,525
Nomura Research Institute Ltd.	2,100	68,876
NTT Data Corp.	5,800	208,629
Panasonic Corp.	6,100	69,964
Resona Holdings, Inc.	33,900	168,102
Resorttrust, Inc.	1,100	40,641
Seiko Epson Corp.	11,700	282,778
Shiseido Co. Ltd.	4,600	78,669
Showa Shell Sekiyu KK	34,500	383,240
Sony Corp.	15,600	284,301
Sumitomo Metal Mining Co. Ltd.	5,000	66,524
Sumitomo Mitsui Financial Group, Inc.	600	29,694
Sumitomo Mitsui Trust Holdings, Inc.	81,000	397,706
T&D Holdings, Inc.	15,400	203,539
Tokai Rika Co. Ltd.	8,100	164,222
Tosoh Corp.	20,000	89,804
Toyoda Gosei Co. Ltd.	1,700	41,784
Toyota Motor Corp.	400	24,911
TS Tech Co. Ltd.	1,900	66,582
		6,916,821
NETHERLANDS — 1.7%
ING Groep NV CVA(1)	40,923	531,484
Koninklijke Ahold NV	4,505	82,027
		613,511
NEW ZEALAND — 0.7%
Telecom Corp. of New Zealand Ltd.	140,088	262,128
NORWAY — 1.9%
Statoil ASA	1,551	35,035
TGS Nopec Geophysical Co. ASA	13,754	362,996
Yara International ASA	6,422	280,177
		678,208
PORTUGAL — 0.5%
EDP – Energias de Portugal SA	51,908	196,433
SINGAPORE — 2.2%
Oversea-Chinese Banking Corp. Ltd.	47,000	391,027
United Overseas Bank Ltd.	24,000	400,111
		791,138
SPAIN — 4.2%
Banco Santander SA	69,558	618,415
Endesa SA(1)	11,600	348,421
Gamesa Corp. Tecnologica SA(1)	17,906	176,665
Gas Natural SDG SA	5,000	124,466
Mapfre SA	65,282	259,286
		1,527,253
SWEDEN — 1.6%
Axfood AB	2,000	100,986
Industrivarden AB C Shares	6,864	123,690
Intrum Justitia AB	11,100	282,604
Telefonaktiebolaget LM Ericsson B Shares	6,627	82,542
		589,822
SWITZERLAND — 4.0%
Nestle SA	1,241	90,638
Novartis AG	2,423	191,536
Roche Holding AG	1,073	299,147
Swiss Life Holding AG	1,384	286,450
Swiss Reinsurance Co.	1,000	88,978
Zurich Financial Services AG	1,800	502,229
		1,458,978
UNITED KINGDOM — 23.2%
Afren plc(1)	88,975	237,166
Antofagasta plc	24,516	318,517
AstraZeneca plc	12,988	746,698
BAE Systems plc	8,991	62,879
Berendsen plc	9,784	147,448
BHP Billiton plc	3,948	120,093
BP plc	70,353	554,872
BT Group plc	62,114	378,801
Cable & Wireless Communications plc	161,800	126,261
Catlin Group Ltd.	17,965	161,826
Centrica plc	76,543	423,712
Dixons Retail plc(1)	49,058	41,261
Evraz plc(1)	84,483	147,778
GlaxoSmithKline plc	19,830	525,168
Homeserve plc	22,726	95,421
HSBC Holdings plc	129,795	1,448,243
Investec plc	21,976	155,236
Lloyds Banking Group plc(1)	293,261	371,414
Marks & Spencer Group plc	33,712	268,643
Mondi plc	7,649	125,786
Pace plc	8,414	43,479
Rio Tinto plc	2,081	111,059
Royal Dutch Shell plc B Shares	23,425	821,994

12

Shares	Value

Soco International plc	6,000	$ 39,271
Standard Chartered plc	10,682	253,183
Vedanta Resources plc	3,124	45,239
Vodafone Group plc	189,007	701,429
		8,472,877
TOTAL COMMON STOCKS (Cost $30,018,022)		35,727,226
Exchange-Traded Funds — 1.5%
iShares MSCI EAFE Value Index (Cost $504,497)	9,671	549,603
Temporary Cash Investments — 1.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.375%, 6/30/15, valued at $69,001), in a joint trading account at 0.06%, dated 11/29/13, due 12/2/13 (Delivery value $67,615)		67,615
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $82,518), in a joint trading account at 0.03%, dated 11/29/13, due 12/2/13 (Delivery value $81,138)		81,138
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 5/29/14, valued at $69,033), in a joint trading account at 0.04%, dated 11/29/13, due 12/2/13 (Delivery value $67,681)		67,681
SSgA U.S. Government Money Market Fund	178,401	178,401
TOTAL TEMPORARY CASH INVESTMENTS (Cost $394,835)		394,835
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $30,917,354)		36,671,664
OTHER ASSETS AND LIABILITIES — (0.3)%		(96,551)
TOTAL NET ASSETS — 100.0%		$36,575,113

Market Sector Diversification
(as a % of net assets)
Financials	34.8%
Energy	11.6%
Industrials	10.5%
Telecommunication Services	9.3%
Consumer Discretionary	7.6%
Materials	7.2%
Health Care	5.8%
Utilities	4.9%
Information Technology	3.1%
Consumer Staples	2.9%
Exchange-Traded Funds	1.5%
Cash and Equivalents*	0.8%

*  Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

CVA = Certificaten Van Aandelen

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $30,917,354)	$36,671,664
Foreign currency holdings, at value (cost of $14,605)	14,493
Receivable for investments sold	322,610
Receivable for capital shares sold	44,247
Dividends and interest receivable	249,178
37,302,192

Liabilities
Disbursements in excess of demand deposit cash	178,775
Payable for investments purchased	455,800
Payable for capital shares redeemed	49,116
Accrued management fees	38,504
Distribution and service fees payable	4,884
727,079

Net Assets	$36,575,113

Net Assets Consist of:
Capital (par value and paid-in surplus)	$34,552,525
Undistributed net investment income	711,666
Accumulated net realized loss	(4,452,814)
Net unrealized appreciation	5,763,736
$36,575,113

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$17,919,743	1,998,189	$8.97
Institutional Class, $0.01 Par Value	$768,601	85,738	$8.96
A Class, $0.01 Par Value	$15,553,627	1,727,119	$9.01*
C Class, $0.01 Par Value	$2,008,768	223,904	$8.97
R Class, $0.01 Par Value	$297,076	33,130	$8.97
R6 Class, $0.01 Par Value	$27,298	3,045	$8.96

*  Maximum offering price $9.56 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $77,901)	$1,184,460
Interest	75
1,184,535

Expenses:
Management fees	389,398
Distribution and service fees:
A Class	35,358
C Class	16,864
R Class	1,552
Directors’ fees and expenses	1,642
Other expenses	598
445,412

Net investment income (loss)	739,123

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,770,791
Foreign currency transactions	(10,381)
2,760,410

Change in net unrealized appreciation (depreciation) on:
Investments	3,208,028
Translation of assets and liabilities in foreign currencies	1,347
3,209,375

Net realized and unrealized gain (loss)	5,969,785

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,708,908

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$739,123	$710,604
Net realized gain (loss)	2,760,410	(700,970)
Change in net unrealized appreciation (depreciation)	3,209,375	2,251,767
Net increase (decrease) in net assets resulting from operations	6,708,908	2,261,401

Distributions to Shareholders
From net investment income:
Investor Class	(355,003)	(189,634)
Institutional Class	(8,858)	(5,151)
A Class	(376,552)	(231,826)
C Class	(32,740)	(10,018)
R Class	(7,869)	(3,397)
Decrease in net assets from distributions	(781,022)	(440,026)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	4,132,134	(300,716)

Redemption Fees
Increase in net assets from redemption fees	7,206	1,578

Net increase (decrease) in net assets	10,067,226	1,522,237

Net Assets
Beginning of period	26,507,887	24,985,650
End of period	$36,575,113	$26,507,887

Undistributed net investment income	$711,666	$755,142

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2013

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited

17

to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is

18

generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.100% to 1.300% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.900% to 1.100% for the Institutional Class and 0.750% to 0.950% for the R6 Class. The effective annual management fee for each class for the period ended November 30, 2013 was 1.30% for the Investor Class, A Class, C Class and R Class, 1.10% for the Institutional Class and 0.95% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2013 are detailed in the Statement of Operations.

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Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 were $28,677,273 and $24,573,643, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013(1)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	20,000,000		55,000,000
Sold	966,244	$ 7,876,534	436,979	$ 3,041,176
Issued in reinvestment of distributions	43,565	336,754	26,559	184,322
Redeemed	(420,477)	(3,411,416)	(426,926)	(2,919,238)
	589,332	4,801,872	36,612	306,260
Institutional Class/Shares Authorized	5,000,000		55,000,000
Sold	52,897	452,810	23,213	160,070
Issued in reinvestment of distributions	1,147	8,858	744	5,151
Redeemed	(60)	(487)	(27,852)	(184,191)
	53,984	461,181	(3,895)	(18,970)
A Class/Shares Authorized	25,000,000		45,000,000
Sold	354,167	2,849,895	433,036	3,041,411
Issued in reinvestment of distributions	47,564	370,051	32,778	228,789
Redeemed	(580,391)	(4,601,535)	(595,050)	(4,063,386)
	(178,660)	(1,381,589)	(129,236)	(793,186)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	65,495	533,407	53,195	372,895
Issued in reinvestment of distributions	4,183	32,584	1,418	9,913
Redeemed	(36,560)	(295,562)	(29,947)	(208,734)
	33,118	270,429	24,666	174,074
R Class/Shares Authorized	5,000,000		5,000,000
Sold	4,680	37,488	13,662	96,454
Issued in reinvestment of distributions	1,014	7,869	488	3,397
Redeemed	(10,888)	(90,116)	(9,996)	(68,745)
	(5,194)	(44,759)	4,154	31,106
R6 Class/Shares Authorized	50,000,000		N/A
Sold	3,045	25,000
Net increase (decrease)	495,625	$ 4,132,134	(67,699)	$ (300,716)

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	—	$35,727,226	—
Exchange-Traded Funds	$549,603	—	—
Temporary Cash Investments	178,401	216,434	—
Total Value of Investment Securities	$728,004	$35,943,660	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

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8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$781,022	$440,026
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$31,058,474
Gross tax appreciation of investments	$6,048,641
Gross tax depreciation of investments	(435,451)
Net tax appreciation (depreciation) of investments	$5,613,190
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$ 9,393
Net tax appreciation (depreciation)	$5,622,583
Undistributed ordinary income	$727,919
Accumulated short-term capital losses	$(4,327,914)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$7.40	0.21	1.60	1.81	(0.24)	$8.97	24.96%	1.31%	2.63%	83%	$17,920
2012	$6.84	0.20	0.49	0.69	(0.13)	$7.40	10.25%	1.31%	2.95%	125%	$10,423
2011	$6.91	0.14	(0.09)	0.05	(0.12)	$6.84	0.57%	1.31%	1.85%	30%	$9,391
2010	$7.33	0.11	(0.24)	(0.13)	(0.29)	$6.91	(1.82)%	1.32%	1.66%	26%	$7,272
2009	$5.47	0.11	1.88	1.99	(0.13)	$7.33	36.98%	1.31%	2.34%	16%	$7,062
Institutional Class
2013	$7.39	0.23	1.59	1.82	(0.25)	$8.96	25.24%	1.11%	2.83%	83%	$769
2012	$6.84	0.23	0.47	0.70	(0.15)	$7.39	10.33%	1.11%	3.15%	125%	$235
2011	$6.90	0.15	(0.07)	0.08	(0.14)	$6.84	0.92%	1.11%	2.05%	30%	$244
2010	$7.34	0.13	(0.25)	(0.12)	(0.32)	$6.90	(1.69)%	1.12%	1.86%	26%	$1,456
2009	$5.48	0.18	1.82	2.00	(0.14)	$7.34	37.18%	1.11%	2.54%	16%	$1,627
A Class
2013	$7.43	0.20	1.60	1.80	(0.22)	$9.01	24.67%	1.56%	2.38%	83%	$15,554
2012	$6.87	0.19	0.48	0.67	(0.11)	$7.43	9.91%	1.56%	2.70%	125%	$14,155
2011	$6.93	0.12	(0.08)	0.04	(0.10)	$6.87	0.45%	1.56%	1.60%	30%	$13,981
2010	$7.33	0.10	(0.24)	(0.14)	(0.26)	$6.93	(2.04)%	1.57%	1.41%	26%	$15,783
2009	$5.48	0.10	1.86	1.96	(0.11)	$7.33	36.40%	1.56%	2.09%	16%	$18,644

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$7.40	0.14	1.59	1.73	(0.16)	$8.97	23.68%	2.31%	1.63%	83%	$2,009
2012	$6.84	0.13	0.49	0.62	(0.06)	$7.40	9.10%	2.31%	1.95%	125%	$1,412
2011	$6.90	0.06	(0.08)	(0.02)	(0.04)	$6.84	(0.31)%	2.31%	0.85%	30%	$1,137
2010	$7.25	0.05	(0.25)	(0.20)	(0.15)	$6.90	(2.85)%	2.32%	0.66%	26%	$1,039
2009	$5.42	0.05	1.85	1.90	(0.07)	$7.25	35.44%	2.31%	1.34%	16%	$869
R Class
2013	$7.40	0.18	1.59	1.77	(0.20)	$8.97	24.32%	1.81%	2.13%	83%	$297
2012	$6.84	0.17	0.49	0.66	(0.10)	$7.40	9.67%	1.81%	2.45%	125%	$283
2011	$6.90	0.10	(0.08)	0.02	(0.08)	$6.84	0.20%	1.81%	1.35%	30%	$234
2010	$7.28	0.09	(0.25)	(0.16)	(0.22)	$6.90	(2.27)%	1.82%	1.16%	26%	$273
2009	$5.45	0.09	1.84	1.93	(0.10)	$7.28	35.90%	1.81%	1.84%	16%	$123
R6 Class
2013(3)	$8.21	0.06	0.69	0.75	—	$8.96	9.14%	0.96%(4)	2.02%(4)	83%(5)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Value Fund of American Century World Mutual Funds, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has

30

an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

31

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

32

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

34

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For the fiscal year ended November 30, 2013, the fund intends to pass through to shareholders $77,698, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2013, the fund earned $1,258,615 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2013 are $0.3092 and $0.0191, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80786 1401

ANNUAL REPORT	NOVEMBER 30, 2013

NT International Growth Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	5
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22
Management	23
Approval of Management Agreement	26
Additional Information	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Global Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended November 30, 2013, with most major market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving U.S. and European economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank (ECB) and the Bank of Japan as well as favorable corporate earnings reports, generally helped keep stocks in favor. Additionally, housing market gains in the U.S., U.K., and Australia aided the global investment landscape.

Europe, Japan were Performance Leaders

Assurances by the ECB that it would keep interest rates at historic lows for an extended period, followed by the cutting of its key lending rate to 0.25% late in the period, helped drive stock market gains in Europe. In addition, economic conditions throughout Europe improved, led by an expanding manufacturing sector, improving business and consumer sentiment, and a slowdown of the economic contraction in the peripheral countries. In the second calendar quarter of 2013, the 17-member eurozone emerged from its longest-ever recession (six consecutive quarters). Investors generally focused on these positive factors, pushing stocks higher despite the structural issues and high unemployment still plaguing the region.

In Japan, the central bank’s efforts to pull the nation out of its decades-long deflationary spiral and spark economic growth appeared to be working. Japan’s economy grew, and consumer prices increased. Late in the period, government officials announced the country’s inflation rate rose at a five-year high, suggesting their deflation-focused initiatives were gaining traction.

Overall, developed market stocks sharply outperformed their emerging market counterparts. Much of the lagging performance was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

International Equity Total Returns
For the 12 months ended November 30, 2013 (in U.S. dollars)
MSCI EAFE Index	24.84%	MSCI Europe Index	25.94%
MSCI EAFE Growth Index	23.45%	MSCI World Index	26.38%
MSCI EAFE Value Index	26.20%	MSCI Japan Index	32.84%
MSCI Emerging Markets Index	3.66%

3

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLNX	24.27%	15.55%	4.01%	5/12/06
MSCI EAFE Index	—	24.84%	13.41%	2.51%	—
MSCI EAFE Growth Index	—	23.45%	13.84%	3.14%	—
R6 Class	ACDNX	—	—	9.43%(1)	7/26/13

(1)	Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

 * From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
1.09%	0.94%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

NT International Growth advanced 24.27%* for the 12 months ended November 30, 2013, compared with its benchmark, the MSCI EAFE Index, which gained 24.84%.

Developed non-U.S. stocks generally demonstrated robust performance during the 12-month period, primarily due to ongoing central bank stimulus measures, improving economic conditions in Europe, Japan, the U.K., and the U.S., and generally favorable corporate earnings. Within the developed markets, value stocks generally outperformed growth stocks, and small-cap stocks outpaced large-cap stocks.

Overall, stock selection, particularly in the energy, information technology, and materials sectors, detracted slightly from relative performance. Stock selection had a favorable influence on performance in the consumer discretionary, consumer staples, and industrials sectors. Our sector allocations were positive overall, particularly the portfolio’s overweight positions in the consumer discretionary and industrials sectors.

From a regional perspective, stock selection in Italy, along with a portfolio-only position in Taiwan and an overweight position in Norway, detracted from relative performance. At the opposite end of the spectrum, stock selection and an underweight position in the U.K., along with stock selection in Japan and Germany, contributed the most to the portfolio’s performance.

Oilfield Services Company Led Detractors

Among the portfolio’s largest performance detractors for the period was an overweight position in Saipem, an Italy-based oilfield services company. The company’s stock price declined early in the period after management announced a 30% decline in fourth-quarter 2012 net profits and later cut its 2013 earnings estimates.

Another prominent detractor included an overweight position in Treasury Wine Estates, an Australia-based wine maker and distributor. The company’s stock price suffered on weaker demand, particularly in the U.S. and in the high-end wine market in China, which led to disappointing earnings. Poor inventory management also hurt results.

An overweight position in Netherlands-based Koninklijke Vopak, a storage provider for the oil, gas, and chemicals industries, also detracted from performance. The company faced declining demand for fuel storage in the Netherlands. Waning demand stemmed from pricing irregularities, whereby near-term deliveries were costing more than future deliveries, reducing the financial incentive for companies to keep supplies in storage.

* All fund returns referenced in this commentary are for Institutional Class shares.

5

Credit Company Led Contributors

An overweight position in ORIX, a Japan-based financial services provider, was among the leading contributors to the portfolio’s relative performance. The company’s acquisition of a Netherlands-based asset manager helped push its stock price higher. In addition, the company continued to take steps to stabilize its earnings by reducing price fluctuation risk associated with its real estate holdings and other assets.

A portfolio-only position in Russia’s Magnit OJSC, a consumer goods retailer that operates convenience stores, hypermarkets, and cosmetics stores, also was a top contributor. The company has been aggressively growing its footprint while maintaining same-store sales growth and steadily improving its operating margins due to moderating costs and a better negotiating position with suppliers.

In addition, an overweight position in Bank of Ireland, an Ireland-based financial services provider, was a leading contributor to performance. Shares continued to appreciate as the company demonstrated rising net interest margins at the same time as home prices in Ireland (and thus Bank of Ireland’s collateral) stabilized. Investors grew more comfortable owning peripheral banks, as the eurozone economy showed signs of stabilization.

Outlook

Looking ahead, we expect to maintain the portfolio’s overweight position in the consumer discretionary sector, where we are finding companies we believe are well positioned to benefit from improving consumer activity in the U.S., Europe, and Japan. From a regional perspective, we have added to the portfolio’s European exposure, where we are finding more companies we believe are positioned to benefit from the stabilization of growth in the U.K. and on the continent. Specifically, we have added companies in the consumer discretionary and financial sectors. We also have reduced the portfolio’s emerging market exposure due to slowing growth trends in many developing nations.

6

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Holdings	% of net assets
Roche Holding AG	2.3%
BNP Paribas	1.8%
Toyota Motor Corp.	1.8%
Novartis AG	1.7%
Bayer AG	1.6%
Whitbread plc	1.6%
Sanofi	1.5%
ORIX Corp.	1.5%
European Aeronautic Defence and Space Co. NV	1.4%
ASML Holding NV	1.4%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	98.9%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	0.2%

Investments by Country	% of net assets
United Kingdom	20.0%
Japan	16.8%
France	15.8%
Switzerland	8.3%
Germany	8.0%
Netherlands	4.7%
Australia	3.5%
Sweden	2.6%
Denmark	2.2%
China	2.1%
India	2.0%
Other Countries	12.9%
Cash and Equivalents*	1.1%
* Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 – 11/30/13	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,122.70	$5.37	1.01%
R6 Class	$1,000	$1,094.30(2)	$3.12(3)	0.85%
Hypothetical
Institutional Class	$1,000	$1,020.01	$5.11	1.01%
R6 Class	$1,000	$1,020.81(4)	$4.31(4)	0.85%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through November 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 128, the number of days in the period from July 26, 2013 (commencement of sale) through November 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

9

Schedule of Investments

NOVEMBER 30, 2013

	Shares	Value
Common Stocks — 98.9%
AUSTRALIA — 3.5%
BHP Billiton Ltd.	252,060	$ 8,578,675
Commonwealth Bank of Australia	104,728	7,418,478
CSL Ltd.	147,825	9,248,154
James Hardie Industries SE	205,120	2,341,350
		27,586,657
AUSTRIA — 0.7%
Erste Group Bank AG	153,573	5,406,773
BELGIUM — 0.9%
Anheuser-Busch InBev NV	69,168	7,063,013
BRAZIL — 0.5%
Itau Unibanco Holding SA Preference Shares	260,700	3,666,609
CANADA — 0.8%
Canadian Pacific Railway Ltd.	41,551	6,330,706
CHINA — 2.1%
Baidu, Inc. ADR(1)	19,880	3,311,412
ENN Energy Holdings Ltd.	273,632	1,927,147
Haier Electronics Group Co. Ltd.	1,672,000	3,938,152
Tencent Holdings Ltd.	122,900	7,108,417
		16,285,128
DENMARK — 2.2%
GN Store Nord A/S	257,650	6,152,962
Novo Nordisk A/S B Shares	32,292	5,785,231
Pandora A/S	93,210	4,835,639
		16,773,832
FINLAND — 0.7%
Sampo A Shares	120,168	5,603,920
FRANCE — 15.8%
Accor SA	120,440	5,284,387
Air Liquide SA	33,130	4,618,752
AXA SA	273,450	7,165,614
BNP Paribas	185,199	13,903,583
Carrefour SA	269,786	10,616,315
Cie Generale d’Optique Essilor International SA	27,701	2,906,195
Danone SA	89,410	6,497,306
Dassault Systemes SA	15,658	1,797,193
European Aeronautic Defence and Space Co. NV	157,971	11,217,668
Iliad SA	11,060	2,617,936
L’Oreal SA	45,034	7,535,824
Publicis Groupe SA	91,542	8,092,641
Rexel SA	204,600	5,186,289
Sanofi	113,309	11,984,587
Schneider Electric SA	83,238	7,047,502
Total SA	119,210	7,223,616
Valeo SA	59,650	6,343,167
Zodiac Aerospace	15,990	2,712,644
		122,751,219
GERMANY — 8.0%
adidas AG	55,628	6,766,582
Bayer AG	95,800	12,783,001
Brenntag AG	16,110	2,861,060
Continental AG	50,071	10,457,213
Daimler AG	98,670	8,178,446
Henkel AG & Co. KGaA Preference Shares	53,671	6,085,858
Siemens AG	14,510	1,916,415
Sky Deutschland AG(1)	806,626	8,275,133
Symrise AG	117,130	5,188,497
		62,512,205
HONG KONG — 1.4%
AIA Group Ltd.	1,132,500	5,740,982
Sands China Ltd.	706,800	5,347,121
		11,088,103
INDIA — 2.0%
Idea Cellular Ltd.	1,670,856	4,691,178
Tata Consultancy Services Ltd.	152,430	4,889,151
Tata Motors Ltd. ADR	184,673	5,996,332
		15,576,661
IRELAND — 0.6%
Bank of Ireland(1)	12,259,491	4,764,247
ITALY — 1.7%
Luxottica Group SpA	72,984	3,865,675
Prada SpA	341,800	3,300,040
UniCredit SpA	880,480	6,388,760
		13,554,475
JAPAN — 16.8%
Bridgestone Corp.	196,800	7,203,866
Daikin Industries Ltd.	147,300	9,345,991
FANUC Corp.	24,400	4,106,164
Fuji Heavy Industries Ltd.	207,000	5,843,565
KDDI Corp.	142,072	8,917,204
Keyence Corp.	19,900	7,993,411
Kubota Corp.	422,000	7,212,865
Mitsubishi Corp.	98,200	1,931,505
Mitsubishi Estate Co. Ltd.	253,000	7,023,593
Mizuho Financial Group, Inc.	2,540,200	5,331,085
Murata Manufacturing Co. Ltd.	74,700	6,424,003

10

Shares	Value

Nidec Corp.	52,300	$ 5,049,021
Omron Corp.	47,800	1,966,685
Oriental Land Co. Ltd.	20,400	3,004,890
ORIX Corp.	638,400	11,622,002
Rakuten, Inc.	599,527	9,211,338
Seven & I Holdings Co. Ltd.	47,600	1,751,691
Shin-Etsu Chemical Co. Ltd.	66,000	3,813,949
Toshiba Corp.	625,000	2,696,569
Toyota Motor Corp.	220,600	13,738,377
Unicharm Corp.	100,800	6,375,948
		130,563,722
MEXICO — 0.7%
Cemex SAB de CV ADR(1)	473,397	5,174,229
NETHERLANDS — 4.7%
Akzo Nobel NV	105,331	7,933,355
ASML Holding NV	113,914	10,663,238
ING Groep NV CVA(1)	647,560	8,410,133
Koninklijke DSM NV	81,178	6,372,305
Koninklijke Philips Electronics NV	83,840	3,001,272
		36,380,303
NORWAY — 1.2%
DNB ASA	346,043	6,122,405
Schibsted ASA	44,440	2,870,864
		8,993,269
RUSSIA — 1.4%
Magnit OJSC GDR	93,360	6,152,424
Yandex NV A Shares(1)	124,480	4,948,080
		11,100,504
SPAIN — 1.6%
Amadeus IT Holding SA A Shares	61,860	2,316,988
Banco Popular Espanol SA(1)	787,780	4,578,255
Inditex SA	35,423	5,648,385
		12,543,628
SWEDEN — 2.6%
SKF AB B Shares	163,450	4,457,942
Svenska Cellulosa AB B Shares	341,025	9,956,213
Telefonaktiebolaget LM Ericsson B Shares	459,503	5,723,341
		20,137,496
SWITZERLAND — 8.3%
Adecco SA	98,824	7,610,233
Cie Financiere Richemont SA	46,960	4,771,642
Givaudan SA	1,790	2,525,828
Lindt & Spruengli AG	760	3,280,141
Novartis AG	167,386	$ 13,231,693
Roche Holding AG	63,354	17,662,793
Sika AG	1,311	4,305,877
Syngenta AG	10,994	4,318,032
UBS AG	338,895	6,460,840
		64,167,079
TAIWAN — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	306,871	5,440,823
UNITED KINGDOM — 20.0%
Aberdeen Asset Management plc	591,410	4,764,105
ARM Holdings plc	151,620	2,525,615
Ashtead Group plc	576,983	6,566,334
Associated British Foods plc	209,073	7,844,492
BG Group plc	437,433	8,936,407
BT Group plc	1,072,080	6,538,068
Burberry Group plc	228,144	5,700,473
Capita Group plc (The)	551,049	8,989,763
Compass Group plc	349,258	5,263,430
Diageo plc	180,930	5,761,244
Experian plc	159,924	2,949,174
HSBC Holdings plc	703,070	7,844,804
International Consolidated Airlines Group SA(1)	755,140	4,526,132
ITV plc	1,529,580	4,755,417
J Sainsbury plc	526,450	3,509,466
Johnson Matthey plc	125,868	6,528,861
Kingfisher plc	238,280	1,465,625
Lloyds Banking Group plc(1)	8,263,917	10,466,217
Next plc	33,390	3,002,251
Reckitt Benckiser Group plc	88,090	7,075,913
Rio Tinto plc	188,956	10,084,188
Rolls-Royce Holdings plc	236,958	4,788,519
Shire plc	65,780	2,983,664
Standard Chartered plc	260,466	6,173,513
Unilever plc	103,588	4,184,980
Whitbread plc	209,929	12,252,886
		155,481,541
TOTAL COMMON STOCKS (Cost $606,889,173)		768,946,142
Temporary Cash Investments — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.375%, 6/30/15, valued at $1,096,288), in a joint trading account at 0.06%, dated 11/29/13, due 12/2/13 (Delivery value $1,074,267)		1,074,262

11

Shares	Value

Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations,

2.75%, 11/15/42, valued at $1,311,041), in a joint trading account at 0.03%, dated 11/29/13, due 12/2/13 (Delivery value $1,289,117)

		$ 1,289,114
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 5/29/14, valued at $1,096,801), in a joint trading account at 0.04%, dated 11/29/13, due 12/2/13 (Delivery value $1,075,323)		1,075,319
SSgA U.S. Government Money Market Fund	3,413,645	3,413,645
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,852,340)		6,852,340
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $613,741,513)		775,798,482
OTHER ASSETS AND LIABILITIES — 0.2%		1,806,991
TOTAL NET ASSETS — 100.0%		$777,605,473

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary	21.3%
Financials	17.8%
Industrials	14.1%
Consumer Staples	10.7%
Health Care	10.7%
Materials	10.6%
Information Technology	8.5%
Telecommunication Services	2.8%
Energy	2.1%
Utilities	0.3%
Cash and Equivalents*	1.1%

*  Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

GDR = Global Depositary Receipt

OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $613,741,513)	$775,798,482
Foreign currency holdings, at value (cost of $335,179)	330,953
Receivable for investments sold	14,888,020
Receivable for capital shares sold	8,325
Dividends and interest receivable	1,361,023
Other assets	12,193
792,398,996

Liabilities
Disbursements in excess of demand deposit cash	3,413,641
Payable for investments purchased	10,554,004
Payable for capital shares redeemed	6,317
Accrued management fees	618,312
Accrued foreign taxes	201,249
14,793,523

Net Assets	$777,605,473

Net Assets Consist of:
Capital (par value and paid-in surplus)	$579,587,877
Undistributed net investment income	4,793,999
Undistributed net realized gain	31,328,827
Net unrealized appreciation	161,894,770
$777,605,473

	Net assets	Shares outstanding	Net asset value per share
Institutional Class, $0.01 Par Value	$771,044,544	63,370,823	$12.17
R6 Class, $0.01 Par Value	$6,560,929	538,685	$12.18

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,365,238)	$ 12,793,361
Interest	3,128
12,796,489

Expenses:
Management fees	6,404,180
Directors’ fees and expenses	21,565
Other expenses	1,630
6,427,375

Net investment income (loss)	6,369,114

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $1,848)	51,772,717
Foreign currency transactions	(484,312)
51,288,405

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(201,249))	79,303,584
Translation of assets and liabilities in foreign currencies	31,589
79,335,173

Net realized and unrealized gain (loss)	130,623,578

Net Increase (Decrease) in Net Assets Resulting from Operations	$136,992,692

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$ 6,369,114	$ 6,286,503
Net realized gain (loss)	51,288,405	(637,474)
Change in net unrealized appreciation (depreciation)	79,335,173	56,958,632
Net increase (decrease) in net assets resulting from operations	136,992,692	62,607,661

Distributions to Shareholders
From net investment income:
Institutional Class	(7,491,880)	(3,008,478)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	160,140,262	83,130,819

Net increase (decrease) in net assets	289,641,074	142,730,002

Net Assets
Beginning of period	487,964,399	345,234,397
End of period	$777,605,473	$487,964,399

Undistributed net investment income	$4,793,999	$5,464,358

See Notes to Financial Statements.

15

Notes to Financial Statements

November 30, 2013

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate,

16

in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

17

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.850% to 1.300% for the Institutional Class and 0.700% to 1.150% for the R6 Class. The effective annual management fee for each class for the period ended November 30, 2013 was 1.02% for the Institutional Class and 0.85% for the R6 Class.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 were $698,861,802 and $552,379,487, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013(1)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	250,000,000		100,000,000
Sold	16,389,161	$178,466,964	18,127,301	$163,598,680
Issued in reinvestment of distributions	741,776	7,491,880	361,162	3,008,478
Redeemed	(2,826,607)	(32,253,447)	(9,060,882)	(83,476,339)
	14,304,330	153,705,397	9,427,581	83,130,819
R6 Class/Shares Authorized	50,000,000		N/A
Sold	559,698	6,686,823
Redeemed	(21,013)	(251,958)
	538,685	6,434,865
Net increase (decrease)	14,843,015	$160,140,262	9,427,581	$ 83,130,819

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$24,870,876	$744,075,266	—
Temporary Cash Investments	3,413,645	3,438,695	—
Total Value of Investment Securities	$28,284,521	$747,513,961	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

19

8. Federal Tax Information

On December 17, 2013, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2013 of $0.5474 for the Institutional Class and R6 Class.

On December 17, 2013, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2013:

Institutional Class	R6 Class
$0.1695	$0.1874

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$7,491,880	$3,008,478
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$623,833,965
Gross tax appreciation of investments	$153,679,527
Gross tax depreciation of investments	(1,715,010)
Net tax appreciation (depreciation) of investments	$151,964,517
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(161,360)
Net tax appreciation (depreciation)	$151,803,157
Undistributed ordinary income	$10,933,873
Accumulated long-term gains	$35,280,566

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013	$9.94	0.11	2.27	2.38	(0.15)	$12.17	24.27%	1.02%	1.01%	89%	$771,045
2012	$8.71	0.13	1.17	1.30	(0.07)	$9.94	15.13%	1.08%	1.47%	93%	$487,964
2011	$9.11	0.10	(0.41)	(0.31)	(0.09)	$8.71	(3.47)%	1.12%	1.04%	77%	$345,234
2010	$8.61	0.08	0.54	0.62	(0.12)	$9.11	7.28%	1.14%	0.95%	85%	$250,218
2009	$6.29	0.10	2.33	2.43	(0.11)	$8.61	39.09%	1.18%	1.41%	132%	$163,476
R6 Class
2013(3)	$11.13	(0.01)	1.06	1.05	—	$12.18	9.43%	0.85%(4)	(0.34)%(4)	89%(5)	$6,561

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT International Growth Fund of American Century World Mutual Funds, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request,  by calling 1-800-345-2021.

25

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

26

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments

27

funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

28

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the

29

Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

31

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available upon request by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For the fiscal year ended November 30, 2013, the fund intends to pass through to shareholders $1,365,212, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2013, the fund earned $14,158,599 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2013 are $0.2215 and $0.0214, respectively.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80799 1401

ANNUAL REPORT	NOVEMBER 30, 2013

NT Emerging Markets Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24
Management	25
Approval of Management Agreement	28
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Global Stocks Rallied to Post Double-Digit Gains

Stock market performance remained robust during the 12-month period ended November 30, 2013, with most major market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving U.S. and European economic data, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank (ECB) and the Bank of Japan as well as favorable corporate earnings reports, generally helped keep stocks in favor. Additionally, housing market gains in the U.S., U.K., and Australia aided the global investment landscape.

Europe, Japan were Performance Leaders

Assurances by the ECB that it would keep interest rates at historic lows for an extended period, followed by the cutting of its key lending rate to 0.25% late in the period, helped drive stock market gains in Europe. In addition, economic conditions throughout Europe improved, led by an expanding manufacturing sector, improving business and consumer sentiment, and a slowdown of the economic contraction in the peripheral countries. In the second calendar quarter of 2013, the 17-member eurozone emerged from its longest-ever recession (six consecutive quarters). Investors generally focused on these positive factors, pushing stocks higher despite the structural issues and high unemployment still plaguing the region.

In Japan, the central bank’s efforts to pull the nation out of its decades-long deflationary spiral and spark economic growth appeared to be working. Japan’s economy grew, and consumer prices increased. Late in the period, government officials announced the country’s inflation rate rose at a five-year high, suggesting their deflation-focused initiatives were gaining traction.

Overall, developed market stocks sharply outperformed their emerging market counterparts. Much of the lagging performance was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

International Equity Total Returns
For the 12 months ended November 30, 2013 (in U.S. dollars)
MSCI EAFE Index	24.84%	MSCI Europe Index	25.94%
MSCI EAFE Growth Index	23.45%	MSCI World Index	26.38%
MSCI EAFE Value Index	26.20%	MSCI Japan Index	32.84%
MSCI Emerging Markets Index	3.66%

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLKX	6.66%(1)	16.08%	3.70%	5/12/06
MSCI Emerging Markets Growth Index	—	5.51%	17.67%	4.28%	—
MSCI Emerging Markets Index(2)	—	3.66%	16.86%	4.76%	—
R6 Class	ACKDX	—	—	7.88%(1)(3)	7/26/13

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)

Effective January 2014, the fund’s benchmark changed from the MSCI Emerging Markets Growth Index to the MSCI Emerging Markets Index in order to simplify performance comparisons. The fund’s investment process did not change.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Not annualized.

**	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
1.55%	1.40%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Institutional Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

NT Emerging Markets gained 6.66%* for the 12 months ended November 30, 2013, compared with its benchmark, the MSCI Emerging Markets Growth Index, which advanced 5.51%.

Emerging market growth stocks generally demonstrated modest performance during the 12-month period, as key countries, including China and Brazil, experienced slowdowns in their economic growth rates. In addition, commodities prices largely declined during the period, further pressuring many markets. Speculation about the timing and magnitude of the U.S. Federal Reserve’s tapering of quantitative easing dominated investor sentiment throughout the second half of the period and led to fears of higher interest rates. These concerns weighed heavily on many emerging market currencies. In the final months of the period, signs of stabilization in China, firming economic data in Europe, and improving growth in the U.S. aided emerging market economies and companies with exposure to global growth.

The portfolio outperformed its benchmark for the period, primarily due to stock selection in the consumer discretionary, health care, and utilities sectors.

Russian Retailer was a Top Contributor

In terms of the portfolio’s favorable regional exposure, Russia was a leading contributor for the 12-month period, driven by strong stock selection. Among the portfolio’s top individual contributors was an overweight position in Russia’s Magnit OJSC, a consumer goods retailer that operates convenience stores, hypermarkets, and cosmetics stores. The company has been aggressively growing its footprint while maintaining same-store sales growth and steadily improving its operating margins due to moderating costs and a better negotiating position with suppliers.

Within the top-contributing consumer discretionary sector, the textiles industry offered standout performance, led by an overweight position in Eclat Textile. The Taiwan-based company, which primarily manufactures and distributes fabrics and garments, reported growing profits stemming from order adjustments, improved capacity utilization, and a growing customer base. In addition, the company said its new apparel factories, scheduled to open in late 2013 and early 2014 in Cambodia and Vietnam, would further increase monthly capacity.

Stock selection in Hong Kong also contributed favorably to portfolio performance, with a portfolio-only position in industrial glass manufacturer Xinyi Glass Holdings among the leading performance contributors. The company’s stock benefited from order gains due to improving conditions in the construction and automobile industries, two of the company’s key markets.

*	All fund returns referenced in this commentary are for Institutional Class shares. Returns would have been lower if a portion of the management fee had not been waived.

Brazil-Based Bank was a Main Detractor

The financials sector was among the largest detractors to relative performance, primarily due to exposure in the commercial banking industry. In particular, an underweight position in Brazil’s Itau Unibanco Holding, a provider of diversified financial products and services, was the top individual detractor. The company reported much higher-than-expected third-quarter earnings stemming from its efforts to avoid riskier loans and streamline costs. These results drove Itau Unibanco’s share price higher, and the portfolio’s underweight position detracted from relative results.

Another prominent detractor included an overweight position in South Korea-based Hyundai Glovis, an integrated logistics and distribution company. The company’s stock price declined as expectations for increased logistics business did not materialize.

Exposure to the materials sector weighed on relative performance, primarily due to weak relative results in the metals and mining industry. An overweight position in Grupo Mexico, a Mexico-based copper mining company, was among the portfolio’s largest detractors. The company’s share price struggled in the face of falling copper prices throughout much of the period.

Outlook

Looking ahead, we believe emerging markets will generally remain challenged, as long as investors’ concerns about currency weakness and current account deficits linger. Nevertheless, we believe domestic fundamentals will remain strong in many emerging market countries. Additionally, we believe improving conditions in the U.S., Europe, and China will help export-related businesses headquartered in emerging markets. Against this expected backdrop, we are seeking more attractive opportunities in export-related companies that appear positioned to benefit from the broader global recovery.

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Holdings	% of net assets
Samsung Electronics Co. Ltd.	7.0%
Tencent Holdings Ltd.	4.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9%
Itau Unibanco Holding SA ADR	2.9%
Naspers Ltd. N Shares	2.7%
CNOOC Ltd.	2.3%
MediaTek, Inc.	2.3%
China Overseas Land & Investment Ltd.	2.0%
Sberbank of Russia	1.9%
Ping An Insurance Group Co. H Shares	1.8%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	97.8%
Exchange-Traded Funds	1.4%
Total Equity Exposure	99.2%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	(0.9)%

Investments by Country	% of net assets
China	21.4%
South Korea	15.1%
Taiwan	11.1%
Russia	8.4%
Brazil	8.0%
South Africa	6.1%
Mexico	5.6%
India	3.3%
Thailand	3.1%
Turkey	2.7%
Malaysia	2.2%
Indonesia	2.0%
Other Countries	8.8%
Exchange-Traded Funds	1.4%
Cash and Equivalents*	0.8%
* Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 - 11/30/13	Annualized Expense Ratio(1)
Actual
Institutional Class (after waiver)	$1,000	$1,022.00	$6.79	1.34%
Institutional Class (before waiver)	$1,000	$1,022.00(2)	$7.70	1.52%
R6 Class (after waiver)	$1,000	$1,078.80(3)	$4.08(4)	1.12%
R6 Class (before waiver)	$1,000	$1,078.80(2)(3)	$4.99(4)	1.37%
Hypothetical
Institutional Class (after waiver)	$1,000	$1,018.35	$6.78	1.34%
Institutional Class (before waiver)	$1,000	$1,017.45	$7.69	1.52%
R6 Class (after waiver)	$1,000	$1,019.45(5)	$5.67(5)	1.12%
R6 Class (before waiver)	$1,000	$1,018.20(5)	$6.93(5)	1.37%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

(3)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through November 30, 2013.

(4)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 128, the number of days in the period from July 26, 2013 (commencement of sale) through November 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(5)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

Schedule of Investments

NOVEMBER 30, 2013

	Shares	Value
Common Stocks — 97.8%
BRAZIL — 8.0%
Anhanguera Educacional Participacoes SA	453,400	$3,022,343
BRF SA ADR	109,600	2,433,120
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	75,430	3,551,245
Hypermarcas SA	395,500	3,198,903
Itau Unibanco Holding SA ADR	550,474	7,745,169
Ultrapar Participacoes SA	74,400	1,839,083
		21,789,863
CANADA — 0.9%
Pacific Rubiales Energy Corp.	125,890	2,339,963
CHILE — 0.6%
SACI Falabella	189,938	1,742,063
CHINA — 21.4%
Brilliance China Automotive Holdings Ltd.	2,274,000	3,977,458
China Communications Services Corp. Ltd. H Shares	3,108,000	2,036,574
China Oilfield Services Ltd. H Shares	1,200,000	3,622,034
China Overseas Land & Investment Ltd.	1,784,000	5,545,840
China Railway Construction Corp. Ltd. H Shares	2,721,500	3,050,588
CNOOC Ltd.	3,044,000	6,235,203
ENN Energy Holdings Ltd.	574,000	4,042,592
Great Wall Motor Co. Ltd. H Shares	621,500	3,795,915
Haier Electronics Group Co. Ltd.	789,000	1,858,374
Hengan International Group Co. Ltd.	156,500	1,972,261
Industrial & Commercial Bank of China Ltd. H Shares	4,920,095	3,534,957
Ping An Insurance Group Co. H Shares	536,000	4,998,717
Shenzhou International Group Holdings Ltd.	539,000	2,037,097
Tencent Holdings Ltd.	196,300	11,353,802
		58,061,412
COLOMBIA — 0.7%
Cemex Latam Holdings SA(1)	239,990	1,778,808
HONG KONG — 1.5%
Xinyi Glass Holdings Ltd.	3,834,000	4,055,285
INDIA — 3.3%
HCL Technologies Ltd.	102,680	1,784,453
HDFC Bank Ltd.	172,092	1,821,163
Tata Global Beverages Ltd.	581,024	1,384,453
Tata Motors Ltd.	609,656	3,889,740
		8,879,809
INDONESIA — 2.0%
PT AKR Corporindo Tbk	2,703,000	1,056,345
PT Bank Rakyat Indonesia (Persero) Tbk	2,525,000	1,572,518
PT Matahari Department Store Tbk(1)	1,617,500	1,561,724
PT Semen Gresik (Persero) Tbk	1,127,000	1,205,902
		5,396,489
MALAYSIA — 2.2%
Axiata Group Bhd	1,634,700	3,408,372
Sapurakencana Petroleum Bhd(1)	2,021,800	2,691,133
		6,099,505
MEXICO — 5.6%
Alfa SAB de CV, Series A	804,334	2,359,396
Alsea SAB de CV	591,019	1,778,259
Cemex SAB de CV ADR(1)	205,559	2,246,760
Gruma SAB de CV B Shares(1)	330,850	2,319,720
Grupo Financiero Banorte SAB de CV	433,634	2,957,429
Grupo Mexico SAB de CV	599,230	1,777,391
Promotora y Operadora de Infraestructura SAB de CV(1)	161,601	1,902,782
		15,341,737
PANAMA — 1.0%
Copa Holdings SA Class A	17,643	2,671,503
PERU — 0.9%
Credicorp Ltd.	18,754	2,409,889
PHILIPPINES — 1.4%
SM Investments Corp.	120,165	2,072,520
Universal Robina Corp.	647,750	1,783,070
		3,855,590
POLAND — 1.1%
Powszechny Zaklad Ubezpieczen SA	19,548	2,970,148
RUSSIA — 8.4%
Eurasia Drilling Co. Ltd. GDR	59,258	2,583,649
Magnit OJSC GDR	72,852	4,800,947
Mail.ru Group Ltd. GDR	57,337	2,370,885

Shares	Value

MegaFon OAO GDR	48,110	$1,552,029
NovaTek OAO GDR	29,259	3,847,558
Sberbank of Russia	1,646,050	5,128,991
Yandex NV A Shares(1)	60,505	2,405,074
		22,689,133
SOUTH AFRICA — 6.1%
Aspen Pharmacare Holdings Ltd.	143,406	3,696,682
Discovery Holdings Ltd.	213,728	1,709,489
Mr Price Group Ltd.	151,010	2,297,406
MTN Group Ltd.	75,380	1,467,018
Naspers Ltd. N Shares	76,482	7,303,296
		16,473,891
SOUTH KOREA — 15.1%
GS Retail Co. Ltd.	85,160	2,277,263
Hankook Tire Co. Ltd.	29,920	1,766,985
Hotel Shilla Co. Ltd.	27,440	1,781,279
Hyundai Motor Co.	5,690	1,354,890
Hyundai Wia Corp.	7,950	1,427,289
LG Chem Ltd.	8,710	2,390,867
NAVER Corp.	5,070	3,315,166
Orion Corp.	1,820	1,551,205
Samsung Electronics Co. Ltd.	13,521	19,087,569
Seoul Semiconductor Co. Ltd.	70,700	2,792,460
SK Hynix, Inc.(1)	42,230	1,412,588
Sung Kwang Bend Co. Ltd.	67,080	1,752,586
		40,910,147
TAIWAN — 11.1%
Chailease Holding Co. Ltd.	890,001	2,366,800
Eclat Textile Co. Ltd.	365,820	4,660,206
Ginko International Co. Ltd.	106,000	2,263,702
MediaTek, Inc.	416,000	6,128,810
Merida Industry Co. Ltd.	431,000	3,204,028
Merry Electronics Co. Ltd.	222,000	960,195
Taiwan Semiconductor Manufacturing Co. Ltd.	2,985,774	10,593,575
		30,177,316
THAILAND — 3.1%
Kasikornbank PCL NVDR	445,600	2,345,263
Minor International PCL	2,711,100	2,051,689
Shin Corp. PCL NVDR	688,600	1,661,990
Siam Cement PCL NVDR	183,700	2,254,058
		8,313,000
TURKEY — 2.7%
BIM Birlesik Magazalar AS	77,006	$1,737,450
Pegasus Hava Tasimaciligi AS(1)	145,595	3,047,262
TAV Havalimanlari Holding AS	224,528	1,671,975
Tofas Turk Otomobil Fabrikasi	153,232	1,004,589
		7,461,276
TURKMENISTAN — 0.7%
Dragon Oil plc	209,013	1,946,025
TOTAL COMMON STOCKS (Cost $214,645,262)		265,362,852
Exchange-Traded Funds — 1.4%
iShares MSCI Emerging Markets Index Fund (Cost $3,820,069)	94,460	4,000,381
Temporary Cash Investments — 1.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.375%, 6/30/15, valued at $738,397), in a joint trading account at 0.06%, dated 11/29/13, due 12/2/13 (Delivery value $723,565)		723,561
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $883,042), in a joint trading account at 0.03%, dated 11/29/13, due 12/2/13 (Delivery value $868,275)		868,273
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 5/29/14, valued at $738,742), in a joint trading account at 0.04%, dated 11/29/13, due 12/2/13 (Delivery value $724,275)		724,273
SSgA U.S. Government Money Market Fund	2,278,946	2,278,946
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,595,053)		4,595,053
TOTAL INVESTMENT SECURITIES — 100.9% (Cost $223,060,384)		273,958,286
OTHER ASSETS AND LIABILITIES — (0.9)%		(2,561,091)
TOTAL NET ASSETS — 100.0%		$271,397,195

Market Sector Diversification
(as a % of net assets)
Information Technology	22.6%
Consumer Discretionary	20.0%
Financials	17.3%
Consumer Staples	9.8%
Energy	9.2%
Industrials	7.3%
Materials	4.2%
Telecommunication Services	3.7%
Health Care	2.2%
Utilities	1.5%
Exchange-Traded Funds	1.4%
Cash and Equivalents*	0.8%

*  Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non-Voting Depositary Receipt

OJSC = Open Joint Stock Company

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $223,060,384)	$273,958,286
Foreign currency holdings, at value (cost of $72,073)	72,141
Receivable for capital shares sold	12,062
Dividends and interest receivable	31,246
Other assets	12,478
274,086,213

Liabilities
Disbursements in excess of demand deposit cash	2,363,788
Payable for investments purchased	24
Payable for capital shares redeemed	198
Accrued management fees	270,988
Accrued foreign taxes	54,020
2,689,018

Net Assets	$271,397,195

Net Assets Consist of:
Capital (par value and paid-in surplus)	$233,025,067
Undistributed net investment income	379,863
Accumulated net realized loss	(12,845,059)
Net unrealized appreciation	50,837,324
$271,397,195

	Net assets	Shares outstanding	Net asset value per share
Institutional Class, $0.01 Par Value	$269,117,351	25,211,434	$10.67
R6 Class, $0.01 Par Value	$2,279,844	213,373	$10.68

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $388,071)	$3,961,025
Interest	1,848
3,962,873

Expenses:
Management fees	3,319,620
Directors’ fees and expenses	7,521
Other expenses	4,280
3,331,421
Fees waived	(215,907)
3,115,514

Net investment income (loss)	847,359

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(159,446)
Foreign currency transactions	(349,564)
(509,010)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(30,293))	14,905,936
Translation of assets and liabilities in foreign currencies	(2,905)
14,903,031

Net realized and unrealized gain (loss)	14,394,021

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,241,380

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$847,359	$747,069
Net realized gain (loss)	(509,010)	(6,733,807)
Change in net unrealized appreciation (depreciation)	14,903,031	24,065,421
Net increase (decrease) in net assets resulting from operations	15,241,380	18,078,683

Distributions to Shareholders
From net investment income:
Institutional Class	(935,022)	(117,035)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	87,813,658	31,634,007

Net increase (decrease) in net assets	102,120,016	49,595,655

Net Assets
Beginning of period	169,277,179	119,681,524
End of period	$271,397,195	$169,277,179

Undistributed net investment income	$379,863	$559,625

See Notes to Financial Statements.

Notes to Financial Statements

November 30, 2013

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.050% to 1.650% for the Institutional Class and 0.900% to 1.500% for the R6 Class. Effective July 26, 2013, the investment advisor voluntarily agreed to waive 0.250% of its management fee. The investment advisor expects the fee waiver to continue through March 31, 2015, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the period ended November 30, 2013 was $215,281 and $626 for the Institutional Class and R6 Class, respectively. The effective annual management fee before waiver for each class for the period ended November 30, 2013 was 1.51% for the Institutional Class and 1.36% for the R6 Class. The effective annual management fee after waiver for each class for the period ended November 30, 2013, 2013 was 1.41% for the Institutional Class and 1.11% for the R6 Class.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 were $249,952,730 and $165,155,585, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013(1)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	9,378,494	$96,078,378	5,791,249	$53,518,080
Issued in reinvestment of distributions	90,253	935,022	12,216	117,035
Redeemed	(1,106,676)	(11,438,585)	(2,338,214)	(22,001,108)
	8,362,071	85,574,815	3,465,251	31,634,007
R6 Class/Shares Authorized	50,000,000		N/A
Sold	223,318	2,344,206
Redeemed	(9,945)	(105,363)
	213,373	2,238,843
Net increase (decrease)	8,575,444	$87,813,658	3,465,251	$31,634,007

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$23,462,760	$241,900,092	—
Exchange-Traded Funds	4,000,381	—	—
Temporary Cash Investments	2,278,946	2,316,107	—
Total Value of Investment Securities	$29,742,087	$244,216,199	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

On December 17, 2013, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2013:

Institutional Class	R6 Class
$0.0264	$0.0421

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$935,022	$117,035
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$225,424,283
Gross tax appreciation of investments	$51,928,616
Gross tax depreciation of investments	(3,394,613)
Net tax appreciation (depreciation) of investments	$48,534,003
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(60,578)
Net tax appreciation (depreciation)	$48,473,425
Undistributed ordinary income	$1,131,085
Accumulated short-term capital losses	$(11,232,382)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,146,451) expire in 2017 and the remaining losses are unlimited.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2013	$10.05	0.04	0.63	0.67	(0.05)	$10.67	6.66%	1.42%	1.52%	0.38%	0.28%	76%	$269,117
2012	$8.94	0.05	1.07	1.12	(0.01)	$10.05	12.51%	1.54%	1.54%	0.50%	0.50%	101%	$169,277
2011	$10.24	0.04	(1.34)	(1.30)	—	$8.94	(12.70)%	1.52%	1.52%	0.37%	0.37%	87%	$119,682
2010	$8.86	0.02	1.37	1.39	(0.01)	$10.24	15.73%	1.52%	1.52%	0.19%	0.19%	94%	$91,110
2009	$5.12	0.02	3.74	3.76	(0.02)	$8.86	73.87%	1.57%	1.57%	0.36%	0.36%	158%	$60,311
R6 Class
2013(3)	$9.90	(0.01)	0.79	0.78	—	$10.68	7.88%	1.12%(4)	1.37%(4)	(0.37)%(4)	(0.62)%(4)	76%(5)	$2,280

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

American Century World Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund (the “Fund”), one of the funds constituting American Century World Mutual Funds, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Emerging Markets Fund of American Century World Mutual Funds, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available upon request by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For the fiscal year ended November 30, 2013, the fund intends to pass through to shareholders $387,297, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2013, the fund earned $4,198,895 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2013 are $0.1651 and $0.0152, respectively.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80798 1401

ITEM 2. CODE OF ETHICS.

(a)

The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord and Stephen E. Yates are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:     $195,444

FY 2013:     $211,026

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:     $0

FY 2013:     $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:     $0

FY 2013:     $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(e)(1)

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:     $ 68,768

FY 2013:     $101,621

(h)

The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 29, 2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 29, 2014